EXHIBIT 10.13

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                              EMPLOYMENT AGREEMENT

                                     BETWEEN

                                  GREGORY DUMAS

                                       AND

                            INTERACTIVE GALLERY, INC.

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                                                             October 27, 1999
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                                TABLE OF CONTENTS

                                                                          PAGE
                                                                        --------
1.       EMPLOYMENT PERIOD..................................................1
2.       TERMS OF EMPLOYMENT................................................1
                  (A)      POSITION AND DUTIES..............................1
                  (B)      COMPENSATION.....................................2
3.       EARLY TERMINATION OF EMPLOYMENT....................................4
                  (A)      DEATH OR DISABILITY..............................4
                  (B)      CAUSE............................................4
                  (D)      TERMINATION FOR OTHER REASONS....................5
                  (E)      NOTICE OF TERMINATION............................5
                  (F)      DATE OF TERMINATION. ............................6
4.       OBLIGATIONS OF IGI UPON EARLY TERMINATION..........................6
                  (A)      ACCELERATING EVENT...............................6
                  (B)      GOOD REASON; OTHER THAN FOR CAUSE, DEATH OR
                                DISABILITY. ................................6
                  (C)      DEATH............................................7
                  (D)      CAUSE; OTHER THAN FOR GOOD REASON................7
                  (E)      DISABILITY. .....................................7
                  (F)      NONDISCLOSURE TO MEDIA...........................8
5.       CHANGE IN CONTROL..................................................8
                  (A)      DEFINED..........................................8
                  (B)      ACCELERATING EVENT...............................8
6.       NONEXCLUSIVITY OF EXECUTIVE'S RIGHTS...............................8
7.       CONFIDENTIAL INFORMATION...........................................9
8.       NON-COMPETE; NON-SOLICITATION......................................9
9.       REMEDIES FOR EXECUTIVE'S BREACH...................................10
10.      DISPUTE RESOLUTION................................................11
11.        NO CONFLICTING OBLIGATIONS OF EXECUTIVE.........................11
12.      INDEMNITY OF EXECUTIVE............................................11
13.      SUCCESSORS........................................................11
14.      MISCELLANEOUS.....................................................12

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                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT (the "Agreement"), dated as of October 27, 1999 between GREGORY DUMAS, an individual (the "Executive"), and INTERACTIVE GALLERY, INC. ("IGI"), a California corporation, recites and provides as follows:

         WHEREAS, the Board of Directors of IGI (the "Board") desires that IGI retain the services of the Executive, and the Executive desires to remain employed with IGI, all on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, IGI and the Executive agree as follows:

         1. EMPLOYMENT PERIOD. IGI hereby agrees to employ the Executive, and the Executive hereby agrees to accept employment by IGI, in accordance with the terms and provisions of this Agreement, for the period commencing on the date of this Agreement (the "Effective Date") and ending at midnight on March 31, 2003 (the "Employment Period").

         2. TERMS OF EMPLOYMENT.

                  (A)      POSITION AND DUTIES.

                  (i) During the Employment Period, the Executive shall serve as President of IGI and shall have such authority and perform such executive duties as are commensurate with that position. The Executive's duties shall include the management and director of company activities for IGI, including business development, acquisitions, web traffic and client management. The Executive shall also be responsible for setting and attaining long and short-term goals (revenues/profits) and strategic development for IGI. The Executive's services shall be performed at IGI's headquarters in Sherman Oaks, California.

                  (ii) During the Employment Period, and excluding any periods of vacation and leave to which the Executive is entitled, the Executive agrees to devote his full attention and time during normal business hours to the business and affairs of IGI and, to the extent necessary to discharge the duties assigned to the Executive hereunder, to use his reasonable efforts to perform faithfully such responsibilities. During the Employment Period it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic, charitable, and professional association boards or committees, (B) deliver lectures or fulfill speaking engagements and (C) manage personal investments, so long as such activities do not materially interfere with the performance of the Executive's responsibilities as an employee of IGI in accordance with this Agreement.

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                  (B)      COMPENSATION.

         (i) Base Salary. During the Employment Period, the Executive shall receive a base salary ("Annual Base Salary"), which shall be paid in equal installments on a semi-monthly basis, at the annual rate of not less than One Hundred Ten Thousand Dollars ($110,000) per year. During the Employment Period, the Annual Base Salary shall be reviewed at least annually by the Compensation Committee of the Board of Directors of New Frontier Media, Inc. ("NOOF"). Any increase in Annual Base Salary shall not serve to limit or reduce any other obligation to the Executive under this Agreement. Annual Base Salary shall not be reduced and the term "Annual Base Salary" as used in this Agreement shall mean the Annual Base Salary as so increased.

                  (ii) Short-Term Incentive Bonus. In addition to Annual Base Salary, the Executive shall participate in an annual incentive bonus plan. Such plan shall provide the Executive with the opportunity to earn a bonus based on satisfaction of performance criteria of gross revenues for IGI. Specifically, the Executive shall be entitled to receive a bonus equal to .62% of the amount by which IGI's annual gross revenues exceed Twenty Million Dollars ($20,000,000), but less than Forty Million Dollars ($40,000,000), and 1% of the amount of IGI's annual gross revenues exceed Forty Million Dollars ($40,000,000), (collectively, the "Target Figures"). The bonus payable pursuant to this Section 2(B)(ii) for any fiscal year shall be paid to the Executive in estimated quarterly payments with the year-end payment due no later than the 30th day following the issuance of the audited financial statements of IGI for such year. Notwithstanding the foregoing, the Compensation Committee shall have full authority to set and change the Target Figures, as it sees fit. The first full annual period shall be April 1, 2000, to March 31, 2001 and there shall be a prorated partial period from the date hereof to March 31, 2000.

                   (iii) Long-Term Incentives: Stock Options. The Executive shall receive a grant of non statutory stock options of fifty thousand (50,000) shares of NOOF common stock. The options shall have a term of ten (10) years (subject to earlier expiration as hereinafter provided), shall have an exercise price equal to 100% of the fair market value, as of the close of trading on the date of this Agreement, of the shares of common stock subject to such stock options, based upon the ten day trading average of the common stock prior to such date, and shall vest and become exercisable in three (3) equal annual installments on the first through the third anniversaries of the Effective Date; provided, however, that such stock options shall vest immediately and become exercisable in their entirety in the event that an Accelerating Event (as hereinafter defined in Section 4(A)) occurs. To the extent not previously exercised, all such stock options shall expire 90 days following the Date of Termination (as hereinafter defined in Section 3(F));provided, however, that the Executive, or his heirs or legal representatives in the event of the Executive's death, may exercise all or any part of such stock options as were exercisable as of the close of business on the Date of Termination for a period of two (2) years following such Date of Termination in the event an Accelerating Event (as hereinafter defined in

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Section 4(A)) occurs. Such stock options shall include a provision for adjustment in the option price to reflect any extraordinary distribution made with respect to the common stock during the term of the options. In the event of a capital adjustment resulting from a stock dividend, stock split, reorganization, merger, consolidation, spinoff, a combination or exchange of shares or other transaction having a similar substantive effect, the number shares of stock subject to the stock options and the option price shall be equitably adjusted. Such stock options shall be evidenced by a written stock option award agreement between NOOF and the Executive, the terms of which shall be agreed to by the parties in good faith as soon as practical.

                  (iv) Long-Term Incentives. Other. During the Employment Period, the Executive shall be entitled to participate in long-term incentive plans and programs applicable generally to other peer executives of IGI. Such participation shall commence with respect to IGI's 1999 fiscal year.

                  (v) Savings and Retirement Plans. During the Employment Period, the Executive shall be entitled to participate in all savings and retirement plans, practices, policies and programs applicable generally to other peer executives of IGI, including any 401(k) plan maintained by IGI.

                  (vi) Welfare Benefit Plans. During the Employment Period, the Executive and/or the Executive's family and dependents, as the case may be, shall be eligible for participation in and shall receive all benefits under all welfare benefit plans, practices, policies and programs provided by IGI (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other peer executives of IGI.

                  (vii) Expenses. During the Employment Period, the Executive shall be entitled to receive prompt reimbursement for all employment-related expenses incurred by the Executive in accordance with the most favorable policies, practices and procedures of IGI as in effect generally from time to time after the Effective Date with respect to other peer executives of IGI.

                  (viii) Fringe Benefits. During the Employment Period, the Executive and/or the Executive's family and dependents shall be entitled to fringe benefits in accordance with the most favorable plans, practices, programs and policies of IGI as in effect generally from time to time after the Effective Date with respect to other peer executives of IGI.

                  (ix) Office and Support Staff. During the Employment Period, the Executive shall be entitled to retain the same office as he currently uses with the same furnishings and other appointments, and to exclusive personal secretarial and other assistance, and to facilities and equipment, at least equal to the most favorable of the foregoing provided

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generally from time to time after the Effective Date with respect to other peer executives of IGI.

                  (x) Vacation. During the Employment Period, the Executive shall be entitled to paid vacation in accordance with the most favorable plans, policies, programs and practices of IGI as in effect generally from time to time after the Effective Date with respect to other peer executives of IGI, provided that the vacation will not be not less than four (4)weeks per year. The accrued vacation of Executive of four (4) weeks prior to the date of this Agreement shall continue in effect for the term of this Agreement until used.

                  (xi) Car Allowance. During the Employment Period, the Executive shall be entitled to a car allowance of at least $500 per month, in accordance with IGI's car allowance policy, in lieu of expenses associated with the operation of his automobile.

                  (xii) Employment Conditions. IGI shall take all possible efforts to maintain the general working conditions for the Executive at IGI as in existence prior to the date of this Agreement. The general working conditions include the ability of Executive to establish his own working hours, the current style of dress for employees, and other similar lifestyle matters.

         3. EARLY TERMINATION OF EMPLOYMENT.

                  (A) DEATH OR DISABILITY. The Executive's employment shall terminate automatically upon the Executive's death during the Employment Period. If IGI determines in good faith that the Disability of the Executive has occurred during the Employment Period (pursuant to the definition of disability set forth below), it may give to the Executive notice of its intention to terminate the Executive's employment. In such event, the Executive's employment with IGI shall terminate effective on the thirtieth (30th) day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the thirty (30) days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Agreement, "Disability" shall mean the absence of the Executive from the Executive's duties with IGI on a full-time basis for one hundred eighty (180) consecutive business days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by IGI or its insurers and acceptable to the Executive or the Executive's legal representative (such agreement as to acceptability not to be withheld unreasonably).

                  (B) CAUSE. IGI may terminate the Executive's employment during the Employment Period for Cause. For purposes of this Agreement, "Cause" shall mean (i) the conviction of the Executive for committing an act of fraud, embezzlement, theft or other act constituting a felony or the guilty or nolo contendere plea of the Executive to such a felony; (ii) a material act of dishonesty or breach of trust on the part of the Executive resulting or intending to result directly or indirectly in material personal gain or enrichment at the

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expense of IGI; or (iii) Executive's continuing, repeated, willful failure or refusal to perform his duties required by this Agreement, provided that Executive shall have first received written notice from IGI stating with specificity the nature of such failure and refusal and affording Executive an opportunity, as soon as practicable, to correct the acts or omissions complained of.

                  (C) GOOD REASON. The Executive may terminate his employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, in the absence of the consent of the Executive, a reasonable determination by the Executive that any of the following has occurred:

                  (i) the assignment to the Executive of any duties inconsistent in any material respect with the Executive's position(including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 2(A) of this Agreement, or any other action by IGI which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated and insubstantial action not taken in bad faith and which is remedied by IGI promptly after receipt of notice thereof given by the Executive; or

                  (ii) any failure by IGI to comply with any of the provisions of this Agreement applicable to it, other than any isolated and insubstantial failure not occurring in bad faith and which is remedied promptly after notice thereof from the Executive.

                  (D) TERMINATION FOR OTHER REASONS. IGI may terminate the employment of the Executive without Cause by giving notice to the Executive at least sixty (60) days prior to the Date of Termination. The Executive may resign from his employment without Good Reason hereunder by giving notice to IGI at least sixty (60) days prior to the Date of Termination.

                  (E) NOTICE OF TERMINATION. Any termination shall be communicated by Notice of Termination to the other party. For purposes of this Agreement, a "Notice of Termination" means a notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below)is other than the date of receipt of such notice, specifies the termination date(which date shall be not more than fifteen (15) days after the giving of such notice, unless otherwise required by Section 3(f)). The failure by the Executive or IGI to set forth in the Notice of Termination any fact or circumstance shall not waive any right of the Executive or IGI hereunder or preclude the Executive or IGI from asserting such fact or circumstance in enforcing the Executive's or IGI's rights hereunder.

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                  (F) DATE OF TERMINATION. "Date of Termination" shall mean (i)
if the Executive's employment is terminated by IGI for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any permitted later date specified therein, as the case may be,(ii) if the Executive's employment is terminated by IGI other than for Cause or Disability or by the Executive other than for Good Reason, the Date of Termination shall be the sixtieth (60th) day following the date of receipt of the Notice of Termination or any later date specified therein, as the case maybe, and (iii) if the Executive's employment is terminated by reason of the Executive's death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be.

         4. OBLIGATIONS OF IGI UPON EARLY TERMINATION.

                  (A) ACCELERATING EVENT. As used in this Agreement, the term "Accelerating Event" shall mean any of the following: (i)the Executive's employment terminates under the circumstances described in Section 3(A), (ii) the Executive is discharged without Cause, (iii) the Executive resigns with Good Reason, or (iv) a Change in Control (as defined in Section 5(A)) occurs.

                  (B) GOOD REASON; OTHER THAN FOR CAUSE, DEATH OR DISABILITY. If, during the Employment Period, IGI shall terminate the Executive's employment other than for Cause, death or Disability or the Executive shall terminate employment for Good Reason:

                  (i) IGI shall pay to the Executive in a lump sum in cash within thirty (30) days after the Date of Termination the sum of (A) the Executive's Annual Base Salary through the Date of Termination to the extent not theretofore paid; (B) to the extent not theretofore paid, any annual bonus payable to the Executive for any prior completed fiscal year; (C) the product of
(x) the largest annual bonus paid or payable to the Executive in respect of any of the three (3) fiscal years immediately preceding the fiscal year in which the Date of Termination occurs (the "Highest Annual Bonus") and(y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365; (D) any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) to the extent not theretofore paid; and (E) any accrued vacation pay, expense reimbursement and any other entitlements accrued by the Executive under Section 2(B), to the extent not theretofore paid (the sum of the amount described in clauses (A), (B), (C), (D)and (E) shall be hereinafter referred to as the "Accrued Obligations"); and

                  (ii) IGI shall pay to the Executive in equal monthly installments beginning thirty (30) days following the Date of Termination an amount equal to the larger of (A) the sum of the Executive's Annual Base Salary and Highest Annual Bonus payable for the

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remaining term of this Agreement, or (B) the sum of the Executive's Annual Base
Salary and Highest Annual Bonus payable for 12 months (without duty of mitigation); and

                  (iii) If an Accelerating Event involving the Executive's termination occurs within eighteen (18) months following the date of this Agreement, IGI shall pay to the Executive an additional One Hundred Thousand Dollars ($100,000).

                  (iv) For the remainder of the Employment Period (as it would continue but for such early termination), or such longer period as any plan, program, practice or policy may provide, IGI shall continue benefits to the Executive and/or the Executive's family and dependents at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 2(B)(vi) if the Executive's employment had not been terminated, in accordance with the most favorable plans, practices, programs or policies of IGI as in effect generally at any time thereafter with respect to other peer executives of IGI and their families ("Welfare Benefit Continuation"). If the Executive becomes redeployed with another employer and is eligible to receive medical or other welfare benefits under another employer-provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. For purposes of determining eligibility (but not the time of commencement of benefits), the Executive shall be considered to have remained employed until the end of the Employment Period (as it would continue but for such early termination) and to have retired on the last day of such period.

                  (C) DEATH. If the Executive's employment is terminated by reason of the Executive's death during the Employment Period, this Agreement shall terminate without further obligation to the Executive's legal representatives under this Agreement, other than for payment of Accrued Obligations (which shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within thirty (30) days of the Date of Termination) and the timely payment or provision of the Welfare Benefit Continuation.

                  (D) CAUSE; OTHER THAN FOR GOOD REASON. If the Executive's employment shall be terminated for Cause or the Executive terminates his employment without Good Reason during the Employment Period, this Agreement shall terminate without further obligations to the Executive other than the obligation to pay to the Executive the Accrued Obligations and the amount of any compensation previously deferred by the Executive, in each case to the extent theretofore unpaid, all of which shall be paid in cash within thirty (30) days of the Date of Termination.

                  (E) DISABILITY. If the Executive's employment shall be terminated by reason of the Executive's Disability during the Employment Period, this Agreement shall terminate without further obligation to the Executive, other than for payment of Accrued Obligations and the timely payment or provision of the Welfare Benefit Continuation. Accrued Obligations shall be paid to the Executive in a lump sum in cash within thirty (30)

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days of the Date of Termination. The Executive shall be entitled after the
Disability Effective Date to receive disability and other benefits as in effect at the Disability Effective Date with respect to other peer executives of IGI and their families.

                  (F) NONDISCLOSURE TO MEDIA. After the Date of Termination or the end of Employment Period, the Executive and IGI agree that they will not discuss the Executive's employment and resignation or termination(including the terms of this Agreement) with any representatives of the media, either directly or indirectly, without the consent of the other party hereto.

         5. CHANGE IN CONTROL.

                  (A) DEFINED. For purposes of this Agreement, a "Change in Control" of IGI shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have occurred:

                  (i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Act")), becomes the "beneficial owner" (as defined in Rule 13-d under the Act) directly or indirectly, of securities representing more than fifty percent (50%) of the total voting power represented by NOOF's then outstanding voting securities; or

                  (ii) A change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of NOOF as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors of NOOF); or

                  (iii) NOOF merges or consolidates with any other corporation after which a majority of the shares of the resulting entity are not held by the shareholders of NOOF prior to the merger, or NOOF adopts, and the stockholders approve, if necessary, a plan of complete liquidation of NOOF, or NOOF sells or disposes of substantially all of its assets.

                  (B) ACCELERATING EVENT. A Change in Control shall be an Accelerating Event as defined in Section 4(A).

         6. NONEXCLUSIVITY OF EXECUTIVE'S RIGHTS. Except as provided in Sections 4(B)(iii), 4(C) and 4(E), nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by IGI or any of its affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have

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under any contract or agreement with IGI. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with IGI at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

         7. CONFIDENTIAL INFORMATION.

                  (a) The Executive shall hold in a fiduciary capacity for the benefit of IGI all secret or confidential information, knowledge or data relating to IGI or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by IGI or any of its affiliated companies and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with IGI, the Executive shall not, without the prior written consent of IGI or except as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than IGI and those designated by it. In no event shall an asserted violation of the provisions of this Section 7 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

                  (b) All records, files, memoranda, reports, price lists, customer lists, drawings, designs, proposals, plans, sketches, documents, computer programs, CAD systems, CAM systems, disks, computer printouts and the like (together with all copies thereof) relating to the business of IGI, which Executive shall use or prepare or otherwise have in his possession in the course of, or as a result of, his employment hereunder shall, as between the parties hereto, remain the sole property of IGI. Executive shall use such materials solely for the benefit of IGI and shall not divulge any such materials other than in furtherance of IGI's interests. Executive hereby agrees that he will return all such materials, including copies, to IGI upon demand, or upon the cessation of his employment.

                  (c) Any termination of the Executive's employment hereunder or of this Agreement shall have no effect on the continuing operation of this
Section 7.

         8. NON-COMPETE; NON-SOLICITATION.

                  (a) Except as is set forth below, for a period commencing on the Effective Date hereof and ending on the first anniversary of the date the Executive ceases to be employed by IGI (the "Non-Competition Period"), the Executive shall not, directly or indirectly, either for himself or any other person, own, manage, control, materially participate in, invest in, permit his name to be used by, act as consultant or advisor to, render material services for (alone or in association with any person, firm, corporation or other business organization) or otherwise assist in any manner any business which is a competitor of a substantial portion

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of IGI's business at the date the Executive ceases to be employed by IGI
(collectively, a "Competitor"); provided, however, that the restrictions set forth above shall immediately terminate and shall be of no further force or effect (i) in the event of a default by IGI of the performance of any of the obligations hereunder, which default is not cured within ten (10) days after notice thereof, or (ii) if the Executive's employment has been terminated by IGI other than for Cause, or (iii) if the Executive resigns for Good Reason provided that the Executive gives written notice to IGI whenever during the Non-Competition Period that he desires to accept employment with a Competitor; and that the payment specified in Section 4(B)(ii) hereof shall be mitigated by the amount of salary and pro rata target bonus payable to the Executive by the Competitor based on the Executive's initial terms of employment and attributable to employment during the Non-Competition Period. Nothing herein shall prohibit the Executive from being a passive owner of not more than five percent (5%) of the equity securities of an enterprise engaged in such business which is publicly traded, so long as he has no active participation in the business of such enterprise.

                  (b) During the Non-Competition Period, the Executive shall not, directly or indirectly, (i) induce or attempt to induce or aid others in inducing an employee of IGI to leave the employ of IGI, or in any way interfere with the relationship between IGI and an employee of IGI except in the proper exercise of the Executive's authority, or (ii) in any way interfere with the relationship between IGI and any customer, supplier, licensee or other business relation of IGI.

                  (c) If, at the time of enforcement of this Section 8, a court shall hold that the duration, scope, area or other restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope, area or other restrictions reasonable under such circumstances shall be substituted for the stated duration, scope, area or other restrictions.

                  (d) The covenants made in this Section 8 shall be construed as an agreement independent of any other provisions of this Agreement, and shall survive the termination of this Agreement. Moreover, the existence of any claim or cause of action of the Executive against IGI or any of its affiliates, whether or not predicated upon the terms of this Agreement, shall not constitute a defense to the enforcement of these covenants.

         9. REMEDIES FOR EXECUTIVE'S BREACH. In the event Executive violates any provision of Sections 7 or 8 and such violation continues after notice thereof to the Executive and the expiration of a reasonable opportunity to cure, then IGI may thereafter terminate the payment of any post-termination benefits hereunder, and IGI will have no further obligation to Executive under this Agreement. The parties acknowledge that any violation of Section 7 or 8 can cause substantial and irreparable harm to IGI. Therefore, IGI shall be entitled to pursue any and all legal and equitable remedies, including but not limited to any injunctions.

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         10. DISPUTE RESOLUTION. Any dispute or controversy arising under or in connection with this Agreement shall be settled by binding arbitration, which shall be the sole and exclusive method of resolving any questions, claims or other matters arising under this Agreement or any claim that IGI has in any way violated the non-discrimination and/or other provisions of Title VII of the Civil Rights Act of 1964, as amended; the Age Discrimination in Employment Act of 1967, as amended; the Americans with Disabilities Act; the Family and Medical Leave Act; the Employee Retirement Income Security Act of 1974, as amended; and, in general, any federal law or the law of the State of California. Such proceeding shall be conducted by final and binding arbitration before a panel of one or more arbitrators under the administration of the American Arbitration Association, and in a location mutually agreed to by the Executive and IGI. The Federal and State courts located in the United States of America are hereby given jurisdiction to render judgment upon, and to enforce, each arbitration award, and the parties hereby expressly consent and submit to the jurisdiction of such courts. Notwithstanding the foregoing, in the event that a violation of the Agreement would cause irreparable injury, IGI and the Executive agree that in addition to the other rights and remedies provided in this Agreement (and without waiving their rights to have all other matters arbitrated as provided above) the other party may immediately take judicial action to obtain injunctive relief.

         11. NO CONFLICTING OBLIGATIONS OF EXECUTIVE. Executive represents and warrants that he is not subject to any duties or restrictions under any prior agreement with any previous employer or other person, and that he has no rights or obligations except as previously disclosed to IGI which may conflict with the interests of IGI or with the performance of the Executive's duties and obligations under this Agreement. Executive agrees to notify IGI immediately if any such conflicts occur in the future.

         12. INDEMNITY OF EXECUTIVE. IGI shall indemnify and defend the Executive against all claims relating to the performance of his duties hereunder to the fullest extent permitted by applicable law.

         13. SUCCESSORS.

                  (a) This Agreement is personal to the Executive and without the prior consent of IGI shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

                  (b) This Agreement shall inure to the benefit of and be binding upon IGI and its successors and assigns.

                  (c) IGI will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of IGI to assume expressly and agree to perform this Agreement in the same manner and to the same extent that IGI would be required to perform it if no such succession had taken place. As used in this Agreement, "IGI" shall mean IGI as herein before defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

         14. MISCELLANEOUS.

                  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement contains the full and complete understanding between the parties hereto and supersedes all prior understandings, whether written or oral pertaining to the subject matter hereof. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                  (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, or by telecopier, or by courier to such address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

                  (c) In the event of a dispute arising out of this Agreement, any party receiving any monetary or injunctive remedy, whether at law or in equity, which is final and not subject to appeal shall be entitled to its reasonable attorneys' fees and costs incurred with respect to obtaining such remedy from the other party.

                  (d) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (e) IGI may withhold from any amounts payable under this Agreement such Federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                  (f) The Executive's or IGI's failure to insist upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Executive or IGI may have hereunder, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

        IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, IGI has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

                                    COMPANY:
                                    INTERACTIVE GALLERY, INC.

                                    By   /s/ Edward Bonn
                                    ------------------------------
                                         President

                                    EXECUTIVE:
                                        /s/ Gregory Dumas
                                    ------------------------------
                                    Gregory Dumas

                                                                  EXHIBIT 10.14

 ------------------------------------------------------------------------------

                              EMPLOYMENT AGREEMENT

                                     BETWEEN

                                  SCOTT SCHALIN

                                       AND

                            INTERACTIVE GALLERY,INC.

 ------------------------------------------------------------------------------
                                                            October 27, 1999

                                TABLE OF CONTENTS

                                                                         PAGE

1.       EMPLOYMENT PERIOD. ..............................................1

2.       TERMS OF EMPLOYMENT..............................................1
         (A)      POSITION AND DUTIES.....................................1
         (B)      COMPENSATION............................................2

3.       EARLY TERMINATION OF EMPLOYMENT..................................4
         (A)      DEATH OR DISABILITY. ...................................4
         (B)      CAUSE. .................................................4
         (C)      GOOD REASON. ...........................................5
         (D)      TERMINATION FOR OTHER REASONS. .........................5
         (E)      NOTICE OF TERMINATION. .................................5
         (F)      DATE OF TERMINATION. ...................................5

4.       OBLIGATIONS OF IGI UPON EARLY TERMINATION........................6
         (A)      ACCELERATING EVENT. ....................................6
         (B)      GOOD REASON; OTHER THAN FOR CAUSE, DEATH OR
                  DISABILITY. ............................................6
         (C)      DEATH. .................................................7
         (D)      CAUSE; OTHER THAN FOR GOOD REASON.......................7
         (E)      DISABILITY. ............................................7
         (F)      NONDISCLOSURE TO MEDIA..................................8

5.       CHANGE IN CONTROL................................................8
         (A)      DEFINED. ...............................................8
         (B)      ACCELERATING EVENT. ....................................8

6.       NONEXCLUSIVITY OF EXECUTIVE'S RIGHTS. ...........................8

7.       CONFIDENTIAL INFORMATION.........................................9

8.       NON-COMPETE; NON-SOLICITATION....................................9

9.       REMEDIES FOR EXECUTIVE'S BREACH. ...............................10

10.      DISPUTE RESOLUTION. ............................................10

11.      NO CONFLICTING OBLIGATIONS OF EXECUTIVE. .......................11

12.      INDEMNITY OF EXECUTIVE. ........................................11

13.      SUCCESSORS......................................................11

14.      MISCELLANEOUS. .................................................12

                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT (the "Agreement"), dated as of October 27, 1999 between SCOTT SCHALIN, an individual (the "Executive"), and INTERACTIVE, INC. ("IGI"), a California corporation, recites and provides as follows:

         WHEREAS, the Board of Directors of IGI (the "Board") desires that IGI retain the services of the Executive, and the Executive desires to remain employed with IGI, all on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, IGI and the Executive agree as follows:

         1. EMPLOYMENT PERIOD. IGI hereby agrees to employ the Executive, and the Executive hereby agrees to accept employment by IGI, in accordance with the terms and provisions of this Agreement, for the period commencing on the date of this Agreement (the "Effective Date") and ending at midnight on March 31, 2003 (the "Employment Period").

         1. TERMS OF EMPLOYMENT.

              (A) POSITION AND DUTIES.

                   (i) During the Employment Period, the Executive shall serve as Chief Operating Officer of IGI and shall have such authority and perform such executive duties as are commensurate with that position. The Executive's duties will include the creation, production and management of all adult-oriented websites and adult-oriented website-related activity, and the day-to-day operations and management of the marketing, sales and collection staff. The Executive's services shall be performed at IGI's headquarters in Sherman Oaks, California.

                   (ii) During the Employment Period, and excluding any periods of vacation and leave to which the Executive is entitled, the Executive agrees to devote his full attention and time during normal business hours to the business and affairs of IGI and, to the extent necessary to discharge the duties assigned to the Executive hereunder, to use his reasonable efforts to perform faithfully such responsibilities. During the Employment Period it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic, charitable, and professional association boards or committees, (B) deliver lectures or fulfill speaking engagements and (C) manage personal investments, which may include the conception, authoring or production of projects not specifically intended for adult-oriented Internet websites, so long as such activities do not materially interfere with the performance of the Executive's responsibilities as an employee of IGI in accordance with this Agreement.

              (B) COMPENSATION.

                   (i) Base Salary. During the Employment Period, the Executive shall receive a base salary ("Annual Base Salary"), which shall be paid in equal installments on a semi-monthly basis, at the annual rate of not less than One Hundred Fifteen Thousand Dollars ($110,000) per year. During the Employment Period, the Annual Base Salary shall be reviewed at least annually by the Compensation Committee of the Board of Directors of New Frontier Media, Inc. ("NOOF"). Any increase in Annual Base Salary shall not serve to limit or reduce any other obligation to the Executive under this Agreement. Annual Base Salary shall not be reduced and the term "Annual Base Salary" as used in this Agreement shall mean the Annual Base Salary as so increased.

                   (ii) Short-Term Incentive Bonus. In addition to Annual Base Salary, the Executive shall participate in an annual incentive bonus plan. Such plan shall provide the Executive with the opportunity to earn a bonus based on satisfaction of performance criteria of gross revenues for IGI. Specifically, the Executive shall be entitled to receive a bonus equal to .62% of the amount by which IGI's annual gross revenues exceed Twenty Million Dollars ($20,000,000), but less than Forty Million Dollars ($40,000,000) and 1% of the amount of IGI's annual gross revenues exceed Forty Million Dollars ($40,000,000) (collectively, the "Target Figures"). The bonus payable pursuant to this Section 2(b)(ii) for any fiscal year shall be paid to the Executive in estimated quarterly payments with the year-end payment due no later than the 30th day following the issuance of the audited financial statements of IGI for such year. Notwithstanding the foregoing, the Compensation Committee shall have full authority to set and change the Target Figures, as it sees fit. The first full annual period shall be April 1, 2000 to March 31, 2001 and there shall be a prorated partial period from the date hereof to March 31, 2000.

                   (iii) Long-Term Incentives: Stock Options. The Executive shall receive a grant of non statutory stock options of fifty thousand (50,000) shares of NOOF common stock. The options shall have a term of ten (10) years (subject to earlier expiration as hereinafter provided), shall have an exercise price equal to 100% of the fair market value, as of the close of trading on the date of this Agreement, of the shares of common stock subject to such stock options, based upon the ten day trading average of the common stock prior to such date, and shall vest and become exercisable in three (3) equal annual installments on the first through the third anniversaries of the Effective Date; provided, however, that such stock options shall vest immediately and become exercisable in their entirety in the event that an Accelerating Event (as hereinafter defined in Section 4(A)) occurs. To the extent not previously exercised, all such stock options shall expire 90 days following the Date of Termination (as hereinafter defined in Section 3(F));provided, however, that the Executive, or his heirs or legal representatives in the event of the Executive's death, may exercise all or any part of such stock options as were exercisable as of the close of business on the Date of Termination for a period of two (2) years following such Date of Termination in the event an Accelerating Event (as hereinafter defined in Section 4(A)) occurs. Such stock options shall include a provision for adjustment in the option price to reflect any extraordinary distribution made with respect to the common stock during the term of the options. In the event of a capital adjustment resulting from a stock dividend, stock split, reorganization, merger, consolidation, spinoff, a combination or exchange of shares or other transaction having a similar substantive effect, the number shares of stock subject to the stock options and the option price shall be equitably adjusted. Such stock options shall be evidenced by a written stock option award agreement between NOOF and the Executive, the terms of which shall be agreed to by the parties in good faith as soon as practical.

                   (iv) Long-Term Incentives. Other. During the Employment Period, the Executive shall be entitled to participate in long-term incentive plans and programs applicable generally to other peer executives of IGI. Such participation shall commence with respect to IGI's 1999 fiscal year.

                   (v) Savings and Retirement Plans. During the Employment Period, the Executive shall be entitled to participate in all savings and retirement plans, practices, policies and programs applicable generally to other peer executives of IGI, including any 401(k) plan maintained by IGI.

                   (vi) Welfare Benefit Plans. During the Employment Period, the Executive and/or the Executive's family and dependents, as the case may be, shall be eligible for participation in and shall receive all benefits under all welfare benefit plans, practices, policies and programs provided by IGI (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other peer executives of IGI.

                   (vii) Expenses. During the Employment Period, the Executive shall be entitled to receive prompt reimbursement for all employment-related expenses incurred by the Executive in accordance with the most favorable policies, practices and procedures of IGI as in effect generally from time to time after the Effective Date with respect to other peer executives of IGI.

                   (viii) Fringe Benefits. During the Employment Period, the Executive and/or the Executive's family and dependents shall be entitled to fringe benefits in accordance with the most favorable plans, practices, programs and policies of IGI as in effect generally from time to time after the Effective Date with respect to other peer executives of IGI.

                   (ix) Office and Support Staff. During the Employment Period, the Executive shall be entitled to retain the same office as he currently uses with the same furnishings and other appointments, and to exclusive personal secretarial and other assistance, and to facilities and equipment, at least equal to the most favorable of the foregoing provided generally from time to time after the Effective Date with respect to other peer executives of IGI.

                   (x) Vacation. During the Employment Period, the Executive shall be entitled to paid vacation in accordance with the most favorable plans, policies, programs and practices of IGI as in effect generally from time to time after the Effective Date with respect to other peer executives of IGI, provided that the vacation will not be not less than four (4)weeks per year. The accrued vacation of Executive of four (4) weeks prior to the date of this Agreement shall continue in effect for the term of this Agreement until used.

                   (xi) Car Allowance. During the Employment Period, the Executive shall be entitled to a car allowance of at least $500 per month, in accordance with IGI's car allowance policy, in lieu of expenses associated with the operation of his automobile.

                   (xii) Employment Conditions. IGI shall take all possible efforts to maintain the general working conditions for the Executive at IGI as in existence prior to the date of this Agreement. The general working conditions include the ability of Executive to establish his own working hours, the current style of dress for employees, and other similar lifestyle matters.

         2. EARLY TERMINATION OF EMPLOYMENT.

              (A) DEATH OR DISABILITY. The Executive's employment shall terminate automatically upon the Executive's death during the Employment Period. If IGI determines in good faith that the Disability of the Executive has occurred during the Employment Period (pursuant to the definition of disability set forth below), it may give to the Executive notice of its intention to terminate the Executive's employment. In such event, the Executive's employment with IGI shall terminate effective on the thirtieth (30th) day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the thirty (30) days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Agreement, "Disability" shall mean the absence of the Executive from the Executive's duties with IGI on a full-time basis for one hundred eighty (180) consecutive business days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by IGI or its insurers and acceptable to the Executive or the Executive's legal representative (such agreement as to acceptability not to be withheld unreasonably).

              (B) CAUSE. IGI may terminate the Executive's employment during the Employment Period for Cause. For purposes of this Agreement, "Cause" shall mean
(i) the conviction of the Executive for committing an act of fraud, embezzlement, theft or other act constituting a felony or the guilty or nolo contendere plea of the Executive to such a felony; (ii) a material act of dishonesty or breach of trust on the part of the Executive resulting or intending to result directly or indirectly in material personal gain or enrichment at the expense of IGI; or (iii) Executive's continuing, repeated, willful failure or refusal to perform his duties required by this Agreement, provided that Executive shall have first received written notice from IGI stating with specificity the nature of such failure and refusal and affording Executive an opportunity, as soon as practicable, to correct the acts or omissions complained of.

              (C) GOOD REASON. The Executive may terminate his employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, in the absence of the consent of the Executive, a reasonable determination by the Executive that any of the following has occurred:

                   (i) the assignment to the Executive of any duties inconsistent in any material respect with the Executive's position(including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 2(A) of this Agreement, or any other action by IGI which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated and insubstantial action not taken in bad faith and which is remedied by IGI promptly after receipt of notice thereof given by the Executive; or

                   (ii) any failure by IGI to comply with any of the provisions of this Agreement applicable to it, other than any isolated and insubstantial failure not occurring in bad faith and which is remedied promptly after notice thereof from the Executive.

              (D) TERMINATION FOR OTHER REASONS. IGI may terminate the employment of the Executive without Cause by giving notice to the Executive at least sixty (60) days prior to the Date of Termination. The Executive may resign from his employment without Good Reason hereunder by giving notice to IGI at least sixty (60) days prior to the Date of Termination.

              (E) NOTICE OF TERMINATION. Any termination shall be communicated by Notice of Termination to the other party. For purposes of this Agreement, a "Notice of Termination" means a notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below)is other than the date of receipt of such notice, specifies the termination date(which date shall be not more than fifteen (15) days after the giving of such notice, unless otherwise required by Section 3(f)). The failure by the Executive or IGI to set forth in the Notice of Termination any fact or circumstance shall not waive any right of the Executive or IGI hereunder or preclude the Executive or IGI from asserting such fact or circumstance in enforcing the Executive's or IGI's rights hereunder.

              (F) DATE OF TERMINATION. "Date of Termination" shall mean (i) if the Executive's employment is terminated by IGI for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any permitted later date specified therein, as the case may be,(ii) if the Executive's employment is terminated by IGI other than for Cause or Disability or by the Executive other than for Good Reason, the Date of Termination shall be the sixtieth (60th) day following the date of receipt of the Notice of Termination or any later date specified therein, as the case maybe, and (iii) if the Executive's employment is terminated by reason of the Executive's death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be.

         3. OBLIGATIONS OF IGI UPON EARLY TERMINATION.

              (A) ACCELERATING EVENT. As used in this Agreement, the term "Accelerating Event" shall mean any of the following: (i) the Executive's employment terminates under the circumstances described in Section 3(A), (ii) the Executive is discharged without Cause, (iii) the Executive resigns with Good Reason, or (iv) a Change in Control (as defined in Section 5(A)) occurs.

              (B) GOOD REASON; OTHER THAN FOR CAUSE, DEATH OR DISABILITY. If, during the Employment Period, IGI shall terminate the Executive's employment other than for Cause, death or Disability or the Executive shall terminate employment for Good Reason:

                   (i) IGI shall pay to the Executive in a lump sum in cash within thirty (30) days after the Date of Termination the sum of (A) the Executive's Annual Base Salary through the Date of Termination to the extent not theretofore paid; (B) to the extent not theretofore paid, any annual bonus payable to the Executive for any prior completed fiscal year; (C) the product of
(x) the largest annual bonus paid or payable to the Executive in respect of any of the three (3) fiscal years immediately preceding the fiscal year in which the Date of Termination occurs (the "Highest Annual Bonus") and(y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365; (D) any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) to the extent not theretofore paid; and (E) any accrued vacation pay, expense reimbursement and any other entitlements accrued by the Executive under Section 2(B), to the extent not theretofore paid (the sum of the amount described in clauses (A), (B), (C), (D)and (E) shall be hereinafter referred to as the "Accrued Obligations"); and

                   (ii) IGI shall pay to the Executive in equal monthly installments beginning thirty (30) days following the Date of Termination an amount equal to the larger of (A) the sum of the Executive's Annual Base Salary and Highest Annual Bonus payable for the remaining term of this Agreement, or
(B) the sum of the Executive's Annual Base Salary and Highest Annual Bonus payable for 12 months (without duty of mitigation); and

                   (iii) If an Accelerating Event involving the Executive's termination occurs within eighteen (18) months following the date of this Agreement, IGI shall pay to the Executive an additional One Hundred Thousand Dollars ($100,000).

                   (iv) For the remainder of the Employment Period (as it would continue but for such early termination), or such longer period as any plan, program, practice or policy may provide, IGI shall continue benefits to the Executive and/or the Executive's family and dependents at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 2(B)(vi) if the Executive's employment had not been terminated, in accordance with the most favorable plans, practices, programs or policies of IGI as in effect generally at any time thereafter with respect to other peer executives of IGI and their families ("Welfare Benefit Continuation"). If the Executive becomes reemployed with another employer and is eligible to receive medical or other welfare benefits under another employer-provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. For purposes of determining eligibility (but not the time of commencement of benefits), the Executive shall be considered to have remained employed until the end of the Employment Period(as it would continue but for such early termination) and to have retired on the last day of such period.

              (C) DEATH. If the Executive's employment is terminated by reason of the Executive's death during the Employment Period, this Agreement shall terminate without further obligation to the Executive's legal representatives under this Agreement, other than for payment of Accrued Obligations (which shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within thirty (30) days of the Date of Termination) and the timely payment or provision of the Welfare Benefit Continuation.

              (D) CAUSE; OTHER THAN FOR GOOD REASON. If the Executive's employment shall be terminated for Cause or the Executive terminates his employment without Good Reason during the Employment Period, this Agreement shall terminate without further obligations to the Executive other than the obligation to pay to the Executive the Accrued Obligations and the amount of any compensation previously deferred by the Executive, in each case to the extent theretofore unpaid, all of which shall be paid in cash within thirty (30) days of the Date of Termination.

              (E) DISABILITY. If the Executive's employment shall be terminated by reason of the Executive's Disability during the Employment Period, this Agreement shall terminate without further obligation to the Executive, other than for payment of Accrued Obligations and the timely payment or provision of the Welfare Benefit Continuation. Accrued Obligations shall be paid to the Executive in a lump sum in cash within thirty (30) days of the Date of Termination. The Executive shall be entitled after the Disability Effective Date to receive disability and other benefits as in effect at the Disability Effective Date with respect to other peer executives of IGI and their families.

              (F) NONDISCLOSURE TO MEDIA. After the Date of Termination or the end of Employment Period, the Executive and IGI agree that they will not discuss the Executive's employment and resignation or termination(including the terms of this Agreement) with any representatives of the media, either directly or indirectly, without the consent of the other party hereto.

         4. CHANGE IN CONTROL.

              (A) DEFINED. For purposes of this Agreement, a "Change in Control" of IGI shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have occurred:

                   (i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Act")), becomes the "beneficial owner" (as defined in Rule 13-d under the Act) directly or indirectly, of securities representing more than fifty percent (50%) of the total voting power represented by NOOF's then outstanding voting securities; or

                   (ii) A change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of NOOF as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors of NOOF); or

                   (iii) NOOF merges or consolidates with any other corporation after which a majority of the shares of the resulting entity are not held by the shareholders of NOOF prior to the merger, or NOOF adopts, and the stockholders approve, if necessary, a plan of complete liquidation of NOOF, or NOOF sells or disposes of substantially all of its assets.

              (B) ACCELERATING EVENT. A Change in Control shall be an Accelerating Event as defined in Section 4(A).

     5. NONEXCLUSIVITY OF EXECUTIVE'S RIGHTS. Except as provided in Sections 4(B)(iii), 4(C) and 4(E), nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by IGI or any of its affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with IGI. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with IGI at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

         6. CONFIDENTIAL INFORMATION.

              (a) The Executive shall hold in a fiduciary capacity for the benefit of IGI all secret or confidential information, knowledge or data relating to IGI or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by IGI or any of its affiliated companies and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with IGI, the Executive shall not, without the prior written consent of IGI or except as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than IGI and those designated by it. In no event shall an asserted violation of the provisions of this Section 7 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

              (b) All records, files, memoranda, reports, price lists, customer lists, drawings, designs, proposals, plans, sketches, documents, computer programs, CAD systems, CAM systems, disks, computer printouts and the like (together with all copies thereof) relating to the business of IGI, which Executive shall use or prepare or otherwise have in his possession in the course of, or as a result of, his employment hereunder shall, as between the parties hereto, remain the sole property of IGI. Executive shall use such materials solely for the benefit of IGI and shall not divulge any such materials other than in furtherance of IGI's interests. Executive hereby agrees that he will return all such materials, including copies, to IGI upon demand, or upon the cessation of his employment.

              (c) Any termination of the Executive's employment hereunder or of this Agreement shall have no effect on the continuing operation of this Section 7.

         7. NON-COMPETE; NON-SOLICITATION.

              (a) Except as is set forth below, for a period commencing on the Effective Date hereof and ending on the first anniversary of the date the Executive ceases to be employed by IGI (the "Non-Competition Period"), the Executive shall not, directly or indirectly, either for himself or any other person, own, manage, control, materially participate in, invest in, permit his name to be used by, act as consultant or advisor to, render material services for (alone or in association with any person, firm, corporation or other business organization) or otherwise assist in any manner any business which is a competitor of a substantial portion of IGI's business at the date the Executive ceases to be employed by IGI (collectively, a "Competitor"); provided, however, that the restrictions set forth above shall immediately terminate and shall be of no further force or effect (i) in the event of a default by IGI of the performance of any of the obligations hereunder, which default is not cured within ten (10) days after notice thereof, or (ii) if the Executive's employment has been terminated by IGI other than for Cause, or (iii) if the Executive resigns for Good Reason provided that the Executive gives written notice to IGI whenever during the Non-Competition Period that he desires to accept employment with a Competitor; and that the payment specified in Section 4(B)(ii) hereof shall be mitigated by the amount of salary and pro rata target bonus payable to the Executive by the Competitor based on the Executive's initial terms of employment and attributable to employment during the Non-Competition Period. Nothing herein shall prohibit the Executive from being a passive owner of not more than five percent (5%) of the equity securities of an enterprise engaged in such business which is publicly traded, so long as he has no active participation in the business of such enterprise.

              (b) During the Non-Competition Period, the Executive shall not, directly or indirectly, (i) induce or attempt to induce or aid others in inducing an employee of IGI to leave the employ of IGI, or in any way interfere with the relationship between IGI and an employee of IGI except in the proper exercise of the Executive's authority, or (ii) in any way interfere with the relationship between IGI and any customer, supplier, licensee or other business relation of IGI.

              (c) If, at the time of enforcement of this Section 8, a court shall hold that the duration, scope, area or other restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope, area or other restrictions reasonable under such circumstances shall be substituted for the stated duration, scope, area or other restrictions.

              (d) The covenants made in this Section 8 shall be construed as an agreement independent of any other provisions of this Agreement, and shall survive the termination of this Agreement. Moreover, the existence of any claim or cause of action of the Executive against IGI or any of its affiliates, whether or not predicated upon the terms of this Agreement, shall not constitute a defense to the enforcement of these covenants.

         8. REMEDIES FOR EXECUTIVE'S BREACH. In the event Executive violates any provision of Sections 7 or 8 and such violation continues after notice thereof to the Executive and the expiration of a reasonable opportunity to cure, then IGI may thereafter terminate the payment of any post-termination benefits hereunder, and IGI will have no further obligation to Executive under this Agreement. The parties acknowledge that any violation of Section 7 or 8 can cause substantial and irreparable harm to IGI. Therefore, IGI shall be entitled to pursue any and all legal and equitable remedies, including but not limited to any injunctions.

         9. DISPUTE RESOLUTION. Any dispute or controversy arising under or in connection with this Agreement shall be settled by binding arbitration, which shall be the sole and exclusive method of resolving any questions, claims or other matters arising under this Agreement or any claim that IGI has in any way violated the non-discrimination and/or other provisions of Title VII of the Civil Rights Act of 1964, as amended; the Age Discrimination in Employment Act of 1967, as amended; the Americans with Disabilities Act; the Family and Medical Leave Act; the Employee Retirement Income Security Act of 1974, as amended; and, in general, any federal law or the law of the State of California. Such proceeding shall be conducted by final and binding arbitration before a panel of one or more arbitrators under the administration of the American Arbitration Association, and in a location mutually agreed to by the Executive and IGI. The Federal and State courts located in the United States of America are hereby given jurisdiction to render judgment upon, and to enforce, each arbitration award, and the parties hereby expressly consent and submit to the jurisdiction of such courts. Notwithstanding the foregoing, in the event that a violation of the Agreement would cause irreparable injury, IGI and the Executive agree that in addition to the other rights and remedies provided in this Agreement (and without waiving their rights to have all other matters arbitrated as provided above) the other party may immediately take judicial action to obtain injunctive relief.

         10. NO CONFLICTING OBLIGATIONS OF EXECUTIVE. Executive represents and warrants that he is not subject to any duties or restrictions under any prior agreement with any previous employer or other person, and that he has no rights or obligations except as previously disclosed to IGI which may conflict with the interests of IGI or with the performance of the Executive's duties and obligations under this Agreement. Executive agrees to notify IGI immediately if any such conflicts occur in the future.

         11. INDEMNITY OF EXECUTIVE. IGI shall indemnify and defend the Executive against all claims relating to the performance of his duties hereunder to the fullest extent permitted by applicable law.

         12. SUCCESSORS.

              (a) This Agreement is personal to the Executive and without the prior consent of IGI shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

              (b) This Agreement shall inure to the benefit of and be binding upon IGI and its successors and assigns.

              (c) IGI will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of IGI to assume expressly and agree to perform this Agreement in the same manner and to the same extent that IGI would be required to perform it if no such succession had taken place. As used in this Agreement, "IGI" shall mean IGI as herein before defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

         13. MISCELLANEOUS.

              (a) This Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement contains the full and complete understanding between the parties hereto and supersedes all prior understandings, whether written or oral pertaining to the subject matter hereof. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

              (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, or by telecopier, or by courier to such address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

              (c) In the event of a dispute arising out of this Agreement, any party receiving any monetary or injunctive remedy, whether at law or in equity, which is final and not subject to appeal shall be entitled to its reasonable attorneys' fees and costs incurred with respect to obtaining such remedy from the other party.

              (d) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

              (e) IGI may withhold from any amounts payable under this Agreement such Federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

              (f) The Executive's or IGI's failure to insist upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Executive or IGI may have hereunder, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

         IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, IGI has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

COMPANY:
INTERACTIVE GALLERY, INC.

By /s/ Greg Dumas
---------------------
President

EXECUTIVE:

/s/ Scott Schalin
---------------------
Scott Schalin

                                                                  EXHIBIT 10.15

 ------------------------------------------------------------------------------

                              EMPLOYMENT AGREEMENT

                                     BETWEEN

                                 JERRY D. HOWARD

                                       AND

                        INTERACTIVE TELECOM NETWORK, INC.

 ------------------------------------------------------------------------------
                                                             October 27, 1999

                                TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
1.       EMPLOYMENT PERIOD.                                              1
2.       TERMS OF EMPLOYMENT.                                            1
         (A)      POSITION AND DUTIES.                                   1
         (B)      COMPENSATION.                                          2
3.       EARLY TERMINATION OF EMPLOYMENT.                                4
         (A)      DEATH OR DISABILITY.                                   4
         (B)      CAUSE.                                                 5
         (C)      GOOD REASON.                                           5
         (D)      TERMINATION FOR OTHER REASONS.                         5
         (E)      NOTICE OF TERMINATION.                                 5
         (F)      DATE OF TERMINATION.                                   6
4.       OBLIGATIONS OF ITN UPON EARLY TERMINATION.                      6
         (B)      GOOD REASON; OTHER THAN FOR CAUSE, DEATH OR
         DISABILITY.                                                     6
         (C)      DEATH.                                                 7
         (D)      CAUSE; OTHER THAN FOR GOOD REASON.                     7
         (E)      DISABILITY.                                            8
         (F)      NONDISCLOSURE TO MEDIA.                                8
5.       CHANGE IN CONTROL.                                              8
         (A)      DEFINED.                                               8
         (B)      ACCELERATING EVENT.                                    9
6.       NONEXCLUSIVITY OF EXECUTIVE'S RIGHTS.                           9
7.       CONFIDENTIAL INFORMATION.                                       9
8.       NON-COMPETE; NON-SOLICITATION.                                 10
9.       REMEDIES FOR EXECUTIVE'S BREACH.                               11
10.      DISPUTE RESOLUTION.                                            11
11.      NO CONFLICTING OBLIGATIONS OF EXECUTIVE.                       11
12.      INDEMNITY OF EXECUTIVE.                                        12
13.      SUCCESSORS.                                                    12
14.      MISCELLANEOUS.                                                 12

                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT (the "Agreement"), dated as of October 27, 1999 between JERRY D. HOWARD, an individual (the "Executive"), and INTERACTIVE TELECOM NETWORK, INC. ("ITN"), a California corporation, recites and provides as follows:

         WHEREAS, the Board of Directors of ITN (the "Board") desires that ITN retain the services of the Executive, and the Executive desires to remain employed with ITN, all on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, ITN and the Executive agree as follows:

         1. EMPLOYMENT PERIOD. ITN hereby agrees to employ the Executive, and the Executive hereby agrees to accept employment by ITN, in accordance with the terms and provisions of this Agreement, for the period commencing on the date of this Agreement (the "Effective Date") and ending at midnight on March 31, 2003 (the "Employment Period").

         2. TERMS OF EMPLOYMENT.

                  (A)      POSITION AND DUTIES.

                  (i) During the Employment Period, the Executive shall serve as Chief Financial Officer of ITN and shall have such authority and perform such executive duties as are commensurate with that position.

                  (ii) During the Employment Period, and excluding any periods of vacation and leave to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during normal business hours to the business and affairs of ITN and, to the extent necessary to discharge the duties assigned to the Executive hereunder, to use the Executive's reasonable efforts to perform faithfully such responsibilities. During the Employment Period it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic, charitable, and professional association boards or committees,
(B) deliver lectures or fulfill speaking engagements and (C) manage personal investments, so long as such activities do not materially interfere with the performance of the Executive's responsibilities as an employee of ITN in accordance with this Agreement.

                           (B)      COMPENSATION.

                  (i) Base Salary. During the Employment Period, the Executive shall receive a base salary ("Annual Base Salary"), which shall be paid in equal installments on a bi-weekly basis, at the annual rate of not less than One Hundred Thousand Dollars ($100,000) per year. During the Employment Period, the Annual Base Salary shall be reviewed at least annually by the Compensation Committee of the Board of Directors of New Frontier Media, Inc. ("NOOF"). Any increase in Annual Base Salary shall not serve to limit or reduce any other obligation to the Executive under this Agreement. Annual Base Salary shall not be reduced and the term "Annual Base Salary" as used in this Agreement shall mean the Annual Base Salary as so increased.

                  (ii) Short-Term Incentive Bonus. In addition to Annual Base Salary, the Executive shall participate in an annual incentive bonus plan. Such plan shall provide the Executive with the opportunity to earn a bonus based on satisfaction of performance criteria of gross revenues for ITN's affiliate, Interactive Gallery, Inc. ("IGI"). Specifically, the Executive shall be entitled to receive a bonus equal to .62% of the amount by which IGI's annual gross revenues exceed Twenty Million Dollars ($20,000,000), but less than Forty Million Dollars ($40,000,000) (the "Target Figure"). The bonus payable pursuant to this Section 2(B)(ii) for any fiscal year shall be paid to the Executive in estimated quarterly payments, with the year-end payment due no later than the 30th day following the issuance of the audited financial statements of IGI for such year. Notwithstanding the foregoing, the Compensation Committee shall have full authority to set and or change the Target Figure as it sees fit. The first full annual period shall be April 1, 2000 to March 31, 2001 and there shall be a prorated partial period from the date hereof to March 31, 2000.

                   (iii) Long-Term Incentives: Stock Options. The Executive shall receive a grant of non statutory stock options of seventy five thousand (75,000) shares of NOOF common stock. The options shall have a term of ten (10) years (subject to earlier expiration as hereinafter provided), shall have an exercise price equal to 100% of the fair market value, as of the close of trading on the date of this Agreement, of the shares of common stock subject to such stock options, based upon the ten day trading average of the common stock prior to such date, and shall vest and become exercisable in three (3) equal annual installments on the first through the third anniversaries of the Effective Date; provided, however, that such stock options shall vest immediately and become exercisable in their entirety in the event that an Accelerating Event (as hereinafter defined in Section 4(A)) occurs. To the extent not previously exercised, all such stock options shall expire 90 days following the Date of Termination (as hereinafter defined in Section 3(F));provided, however, that the Executive, or his heirs or legal representatives in the event of the Executive's death, may exercise all or any part of such stock options as were exercisable as of the close of business on the Date of Termination for a period of two (2) years following such Date of Termination in the event an Accelerating Event (as hereinafter defined in Section 4(A)) occurs. Such stock options shall include a provision for adjustment in the option price to reflect any extraordinary distribution made with respect to the common stock during the term of the options. In the event of a capital adjustment resulting from a stock dividend, stock split, reorganization, merger, consolidation, spinoff, a combination or exchange of shares or other transaction having a similar substantive effect, the number shares of stock subject to the stock options and the option price shall be equitably adjusted. Such stock options shall be evidenced by a written stock option award agreement between NOOF and the Executive, the terms of which shall be agreed to by the parties in good faith as soon as practical.

                  (iv) Long-Term Incentives. Other. During the Employment Period, the Executive shall be entitled to participate in long-term incentive plans and programs applicable generally to other peer executives of ITN and/or NOOF. Such participation shall commence with respect to ITN's 1999 fiscal year.

                  (v) Savings and Retirement Plans. During the Employment Period, the Executive shall be entitled to participate in all savings and retirement plans, practices, policies and programs applicable generally to other peer executives of ITN, including any 401(k) plan maintained by ITN or IGI.

                  (vi) Welfare Benefit Plans. During the Employment Period, the Executive and/or the Executive's family and dependents, as the case may be, shall be eligible for participation in and shall receive all benefits under all welfare benefit plans, practices, policies and programs provided by ITN (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other peer executives of ITN and/or NOOF. In addition, ITN shall pay up to $10,000 per year for premiums on life insurance policies on the Executive's life.

                  (vii) Expenses. During the Employment Period, the Executive shall be entitled to receive prompt reimbursement for all employment-related expenses incurred by the Executive in accordance with the most favorable policies, practices and procedures of ITN as in effect generally from time to time after the Effective Date with respect to other peer executives of ITN and/or NOOF.

                  (viii) Fringe Benefits. During the Employment Period, the Executive and/or the Executive's family and dependents shall be entitled to fringe benefits in accordance with the most favorable plans, practices, programs and policies of ITN as in effect generally from time to time after the Effective Date with respect to other peer executives of ITN and/or NOOF.

                  (ix) Office and Support Staff. During the Employment Period, the Executive shall be entitled to retain the same office as he currently uses with the same furnishings and other appointments, and to exclusive personal secretarial and other assistance, and to facilities and equipment, at least equal to the most favorable of the foregoing provided generally from time to time after the Effective Date with respect to other peer executives of ITN and/or NOOF.

                  (x) Vacation. During the Employment Period, the Executive shall be entitled to paid vacation in accordance with the most favorable plans, policies, programs and practices of ITN as in effect generally from time to time after the Effective Date with respect to other peer executives of ITN and/or NOOF, provided that the vacation will not be not less than four (4)weeks per year. The accrued vacation of Executive of four (4) weeks prior to the date of this Agreement shall continue in effect for the term of this Agreement until used.

                  (xi) Car Allowance. During the Employment Period, the Executive shall be entitled to a car allowance of at least $650 per month, in accordance with ITN's car allowance policy, in lieu of expenses associated with the operation of his automobile.

                  (xii) Employment Conditions. ITN shall take all possible efforts to maintain the general working conditions for the Executive at ITN as in existence prior to the date of this Agreement. The general working conditions include the ability of Executive to establish his own working hours, the current style of dress for employees, and other similar lifestyle matters.

         3. EARLY TERMINATION OF EMPLOYMENT.

                  (A) DEATH OR DISABILITY. The Executive's employment shall terminate automatically upon the Executive's death during the Employment Period. If ITN determines in good faith that the Disability of the Executive has occurred during the Employment Period (pursuant to the definition of disability set forth below), it may give to the Executive notice of its intention to terminate the Executive's employment. In such event, the Executive's employment with ITN shall terminate effective on the thirtieth (30th) day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the thirty (30) days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Agreement, "Disability" shall mean the absence of the Executive from the Executive's duties with ITN on a full-time basis for one hundred eighty (180) consecutive business days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by ITN or its insurers and acceptable to the

Executive or the Executive's legal representative (such agreement as to acceptability not to be withheld unreasonably).

                  (B) CAUSE. ITN may terminate the Executive's employment during the Employment Period for Cause. For purposes of this Agreement, "Cause" shall mean (i) the conviction of the Executive for committing an act of fraud, embezzlement, theft or other act constituting a felony or the guilty or nolo contendere plea of the Executive to such a felony; (ii) a material act of dishonesty or breach of trust on the part of the Executive resulting or intending to result directly or indirectly in material personal gain or enrichment at the expense of ITN; or (iii) Executive's continuing, repeated, willful failure or refusal to perform his duties required by this Agreement, provided that Executive shall have first received written notice from ITN stating with specificity the nature of such failure and refusal and affording Executive an opportunity, as soon as practicable, to correct the acts or omissions complained of.

                  (C) GOOD REASON. The Executive may terminate his employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, in the absence of the consent of the Executive, a reasonable determination by the Executive that any of the following has occurred:

                  (i) the assignment to the Executive of any duties inconsistent in any material respect with the Executive's position(including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 2(A) of this Agreement, or any other action by ITN which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated and insubstantial action not taken in bad faith and which is remedied by ITN promptly after receipt of notice thereof given by the Executive; or

                  (ii) any failure by ITN to comply with any of the provisions of this Agreement applicable to it, other than any isolated and insubstantial failure not occurring in bad faith and which is remedied promptly after notice thereof from the Executive.

                  (D) TERMINATION FOR OTHER REASONS. ITN may terminate the employment of the Executive without Cause by giving notice to the Executive at least sixty (60) days prior to the Date of Termination. The Executive may resign from his employment without Good Reason hereunder by giving notice to ITN at least sixty (60) days prior to the Date of Termination.

                  (E) NOTICE OF TERMINATION. Any termination shall be communicated by Notice of Termination to the other party. For purposes of this Agreement, a "Notice of Termination" means a notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and
(iii) if the Date of Termination (as defined below)is other than the date of receipt of such notice, specifies the termination date(which date shall be not more than fifteen (15) days after the giving of such notice, unless otherwise required by Section 3(f)). The failure by the Executive or ITN to set forth in the Notice of Termination any fact or circumstance shall not waive any right of the Executive or ITN hereunder or preclude the Executive or ITN from asserting such fact or circumstance in enforcing the Executive's or ITN's rights hereunder.

                  (F) DATE OF TERMINATION. "Date of Termination" shall mean (i) if the Executive's employment is terminated by ITN for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any permitted later date specified therein, as the case may be,(ii) if the Executive's employment is terminated by ITN other than for Cause or Disability or by the Executive other than for Good Reason, the Date of Termination shall be the sixtieth (60th) day following the date of receipt of the Notice of Termination or any later date specified therein, as the case maybe, and (iii) if the Executive's employment is terminated by reason of the Executive's death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be.

         4. OBLIGATIONS OF ITN UPON EARLY TERMINATION.

                  (A) ACCELERATING EVENT. As used in this Agreement, the term "Accelerating Event" shall mean any of the following: (i)the Executive's employment terminates under the circumstances described in Section 3(A), (ii) the Executive is discharged without Cause, (iii) the Executive resigns with Good Reason, or (iv) a Change in Control (as defined in Section 5(A)) occurs.

                  (B) GOOD REASON; OTHER THAN FOR CAUSE, DEATH OR DISABILITY. If, during the Employment Period, ITN shall terminate the Executive's employment other than for Cause, death or Disability or the Executive shall terminate employment for Good Reason:

                  (i) ITN shall pay to the Executive in a lump sum in cash within thirty (30) days after the Date of Termination the sum of (A) the Executive's Annual Base Salary through the Date of Termination to the extent not theretofore paid; (B) to the extent not theretofore paid, any annual bonus payable to the Executive for any prior completed fiscal year; (C) the product of
(x) the largest annual bonus paid or payable to the Executive in respect of any of the three (3) fiscal years immediately preceding the fiscal year in which the Date of Termination occurs (the "Highest Annual Bonus") and(y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365; (D) any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) to the extent not theretofore paid; and (E) any accrued vacation pay, expense reimbursement and any other entitlements accrued by the Executive under
Section 2(B), to the extent not theretofore paid (the sum of the amount described in clauses (A), (B), (C), (D)and (E) shall be hereinafter referred to as the "Accrued Obligations"); and

                  (ii) ITN shall pay to the Executive in equal monthly installments beginning thirty (30) days following the Date of Termination an amount equal to the larger of (A) the sum of the Executive's Annual Base Salary and Highest Annual Bonus payable for the remaining term of this Agreement, or
(B) the sum of the Executive's Annual Base Salary and Highest Annual Bonus payable for 12 months (without duty of mitigation); and

                  (iii) If an Accelerating Event involving the Executive's termination occurs within eighteen (18) months following the date of this Agreement, ITN shall pay to the Executive an additional One Hundred Thousand Dollars ($100,000).

                  (iv) For the remainder of the Employment Period (as it would continue but for such early termination), or such longer period as any plan, program, practice or policy may provide, ITN shall continue benefits to the Executive and/or the Executive's family and dependents at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 2(B)(vi) if the Executive's employment had not been terminated, in accordance with the most favorable plans, practices, programs or policies of ITN as in effect generally at any time thereafter with respect to other peer executives of ITN and their families ("Welfare Benefit Continuation"). If the Executive becomes reemployed with another employer and is eligible to receive medical or other welfare benefits under another employer-provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. For purposes of determining eligibility (but not the time of commencement of benefits), the Executive shall be considered to have remained employed until the end of the Employment Period(as it would continue but for such early termination) and to have retired on the last day of such period.

                  (C) DEATH. If the Executive's employment is terminated by reason of the Executive's death during the Employment Period, this Agreement shall terminate without further obligation to the Executive's legal representatives under this Agreement, other than for payment of Accrued Obligations (which shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within thirty (30) days of the Date of Termination) and the timely payment or provision of the Welfare Benefit Continuation.

                  (D) CAUSE; OTHER THAN FOR GOOD REASON. If the Executive's employment shall be terminated for Cause or the Executive terminates his employment without Good Reason during the Employment Period, this Agreement shall terminate without further obligations to the Executive other than the obligation to pay to the Executive the Accrued Obligations and the amount of any compensation previously deferred by the Executive, in each case to the extent theretofore unpaid, all of which shall be paid in cash within thirty (30) days of the Date of Termination.

                  (E) DISABILITY. If the Executive's employment shall be terminated by reason of the Executive's Disability during the Employment Period, this Agreement shall terminate without further obligation to the Executive, other than for payment of Accrued Obligations and the timely payment or provision of the Welfare Benefit Continuation. Accrued Obligations shall be paid to the Executive in a lump sum in cash within thirty (30) days of the Date of Termination. The Executive shall be entitled after the Disability Effective Date to receive disability and other benefits as in effect at the Disability Effective Date with respect to other peer executives of ITN and their families.

                  (F) NONDISCLOSURE TO MEDIA. After the Date of Termination or the end of Employment Period, the Executive and ITN agree that they will not discuss the Executive's employment and resignation or termination(including the terms of this Agreement) with any representatives of the media, either directly or indirectly, without the consent of the other party hereto.

         5. CHANGE IN CONTROL.

                  (A) DEFINED. For purposes of this Agreement, a "Change in Control" of ITN shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have occurred:

                  (i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Act")), becomes the "beneficial owner" (as defined in Rule 13-d under the Act) directly or indirectly, of securities representing more than fifty percent (50%) of the total voting power represented by NOOF's then outstanding voting securities; or

                  (ii) A change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of NOOF as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors of NOOF); or

                  (iii) NOOF merges or consolidates with any other corporation after which a majority of the shares of the resulting entity are not held by the shareholders of NOOF prior to the merger, or NOOF adopts, and the stockholders approve, if necessary, a plan of complete liquidation of NOOF, or NOOF sells or disposes of substantially all of its assets.

                           (B)      ACCELERATING EVENT.

         A Change in Control shall be an Accelerating Event as defined in
Section 4(A).

         6. NONEXCLUSIVITY OF EXECUTIVE'S RIGHTS.

         Except as provided in Sections 4(B)(iii), 4(C) and 4(E), nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by ITN or any of its affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with ITN. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with ITN at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

         7. CONFIDENTIAL INFORMATION.

                  (a) The Executive shall hold in a fiduciary capacity for the benefit of ITN all secret or confidential information, knowledge or data relating to ITN or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by ITN or any of its affiliated companies and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with ITN, the Executive shall not, without the prior written consent of ITN or except as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than ITN and those designated by it. In no event shall an asserted violation of the provisions of this Section 7 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

                  (b) All records, files, memoranda, reports, price lists, customer lists, drawings, designs, proposals, plans, sketches, documents, computer programs, CAD systems, CAM systems, disks, computer printouts and the like (together with all copies thereof) relating to the business of ITN, which Executive shall use or prepare or otherwise have in his possession in the course of, or as a result of, his employment hereunder shall, as between the parties hereto, remain the sole property of ITN. Executive shall use such materials solely for the benefit of ITN and shall not divulge any such materials other than in furtherance of ITN's interests. Executive hereby agrees that he will return all such materials, including copies, to ITN upon demand, or upon the cessation of his employment.

                  (c) Any termination of the Executive's employment hereunder or of this Agreement shall have no effect on the continuing operation of this
Section 7.

         8. NON-COMPETE; NON-SOLICITATION.

                  (a) Except as is set forth below, for a period commencing on the Effective Date hereof and ending on the first anniversary of the date the Executive ceases to be employed by ITN (the "Non-Competition Period"), the Executive shall not, directly or indirectly, either for himself or any other person, own, manage, control, materially participate in, invest in, permit his name to be used by, act as consultant or advisor to, render material services for (alone or in association with any person, firm, corporation or other business organization) or otherwise assist in any manner any business which is a competitor of a substantial portion of ITN's business at the date the Executive ceases to be employed by ITN (collectively, a "Competitor"); provided, however, that the restrictions set forth above shall immediately terminate and shall be of no further force or effect (i) in the event of a default by ITN of the performance of any of the obligations hereunder, which default is not cured within ten (10) days after notice thereof, or (ii) if the Executive's employment has been terminated by ITN other than for Cause, or (iii) if the Executive resigns for Good Reason provided that the Executive gives written notice to ITN whenever during the Non-Competition Period that he desires to accept employment with a Competitor; and that the payment specified in Section 4(B)(ii) hereof shall be mitigated by the amount of salary and pro rata target bonus payable to the Executive by the Competitor based on the Executive's initial terms of employment and attributable to employment during the Non-Competition Period. Nothing herein shall prohibit the Executive from being a passive owner of not more than five percent (5%) of the equity securities of an enterprise engaged in such business which is publicly traded, so long as he has no active participation in the business of such enterprise.

                  (b) During the Non-Competition Period, the Executive shall not, directly or indirectly, (i) induce or attempt to induce or aid others in inducing an employee of ITN to leave the employ of ITN, or in any way interfere with the relationship between ITN and an employee of ITN except in the proper exercise of the Executive's authority, or (ii) in any way interfere with the relationship between ITN and any customer, supplier, licensee or other business relation of ITN.

                  (c) If, at the time of enforcement of this Section 8, a court shall hold that the duration, scope, area or other restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope, area or other restrictions reasonable under such circumstances shall be substituted for the stated duration, scope, area or other restrictions.

                  (d) The covenants made in this Section 8 shall be construed as an agreement independent of any other provisions of this Agreement, and shall survive the termination of this Agreement. Moreover, the existence of any claim or cause of action of the Executive against ITN or any of its affiliates, whether or not predicated upon the terms of this Agreement, shall not constitute a defense to the enforcement of these covenants.

         9. REMEDIES FOR EXECUTIVE'S BREACH. In the event Executive violates any provision of Sections 7 or 8 and such violation continues after notice thereof to the Executive and the expiration of a reasonable opportunity to cure, then ITN may thereafter terminate the payment of any post-termination benefits hereunder, and ITN will have no further obligation to Executive under this Agreement. The parties acknowledge that any violation of Section 7 or 8 can cause substantial and irreparable harm to ITN. Therefore, ITN shall be entitled to pursue any and all legal and equitable remedies, including but not limited to any injunctions.

         10. DISPUTE RESOLUTION. Any dispute or controversy arising under or in connection with this Agreement shall be settled by binding arbitration, which shall be the sole and exclusive method of resolving any questions, claims or other matters arising under this Agreement or any claim that ITN has in any way violated the non-discrimination and/or other provisions of Title VII of the Civil Rights Act of 1964, as amended; the Age Discrimination in Employment Act of 1967, as amended; the Americans with Disabilities Act; the Family and Medical Leave Act; the Employee Retirement Income Security Act of 1974, as amended; and, in general, any federal law or the law of the State of California. Such proceeding shall be conducted by final and binding arbitration before a panel of one or more arbitrators under the administration of the American Arbitration Association, and in a location mutually agreed to by the Executive and ITN. The Federal and State courts located in the United States of America are hereby given jurisdiction to render judgment upon, and to enforce, each arbitration award, and the parties hereby expressly consent and submit to the jurisdiction of such courts. Notwithstanding the foregoing, in the event that a violation of the Agreement would cause irreparable injury, ITN and the Executive agree that in addition to the other rights and remedies provided in this Agreement (and without waiving their rights to have all other matters arbitrated as provided above) the other party may immediately take judicial action to obtain injunctive relief.

         11. NO CONFLICTING OBLIGATIONS OF EXECUTIVE. Executive

represents and warrants that he is not subject to any duties or restrictions under any prior agreement with any previous employer or other person, and that he has no rights or obligations except as previously disclosed to ITN which may conflict with the interests of ITN or with the performance of the Executive's duties and obligations under this Agreement. Executive agrees to notify ITN immediately if any such conflicts occur in the future.

         12. INDEMNITY OF EXECUTIVE. ITN shall indemnify and defend the Executive against all claims relating to the performance of his duties hereunder to the fullest extent permitted by applicable law.

         13. SUCCESSORS.

                  (a) This Agreement is personal to the Executive and without the prior consent of ITN shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

                  (b) This Agreement shall inure to the benefit of and be binding upon ITN and its successors and assigns.

                  (c) ITN will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of ITN to assume expressly and agree to perform this Agreement in the same manner and to the same extent that ITN would be required to perform it if no such succession had taken place. As used in this Agreement, "ITN" shall mean ITN as herein before defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

         14. MISCELLANEOUS.

                  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement contains the full and complete understanding between the parties hereto and supersedes all prior understandings, whether written or oral pertaining to the subject matter hereof. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                  (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, or by telecopier, or by courier to such address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

                  (c) In the event of a dispute arising out of this Agreement, any party receiving any monetary or injunctive remedy, whether at law or in equity, which is final and not subject to appeal shall be entitled to its reasonable attorneys' fees and costs incurred with respect to obtaining such remedy from the other party.

                  (d) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (e) ITN may withhold from any amounts payable under this Agreement such Federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                  (f) The Executive's or ITN's failure to insist upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Executive or ITN may have hereunder, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

                  IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, ITN has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

                                    COMPANY:

                                    INTERACTIVE TELECOM NETWORK, INC.

                                    By /s/ Edward Bonn
                                       -------------------
                                       President

                                    EXECUTIVE:

                                    /s/ Jerry Howard
                                    ----------------------
                                    Jerry Howard

                                                                  EXHIBIT 10.16

 ------------------------------------------------------------------------------

                              EMPLOYMENT AGREEMENT

                                     BETWEEN

                                BRADLEY A. WEBER

                                       AND

                        INTERACTIVE TELECOM NETWORK, INC.

 ------------------------------------------------------------------------------
                                                              October 27, 1999

                                TABLE OF CONTENTS

                                                                         PAGE
                                                                       --------

1.       EMPLOYMENT PERIOD.                                               1
2.       TERMS OF EMPLOYMENT.                                             1
         (A)      POSITION AND DUTIES.                                    1
         (B)      COMPENSATION.                                           3
3.       EARLY TERMINATION OF EMPLOYMENT.                                 5
         (A)      DEATH OR DISABILITY.                                    5
         (B)      CAUSE.                                                  5
         (C)      GOOD REASON.                                            5
         (D)      TERMINATION FOR OTHER REASONS.                          6
         (E)      NOTICE OF TERMINATION.                                  6
         (F)      DATE OF TERMINATION.                                    6
4.       OBLIGATIONS OF ITN UPON EARLY TERMINATION.                       6
         (A)      ACCELERATING EVENT.                                     7
         (B)      GOOD REASON; OTHER THAN FOR CAUSE, DEATH OR
                  DISABILITY.                                             7
         (C)      DEATH.                                                  8
         (D)      CAUSE; OTHER THAN FOR GOOD REASON.                      8
         (E)      DISABILITY.                                             8
         (F)      NONDISCLOSURE TO MEDIA.                                 8
5.       CHANGE IN CONTROL.                                               9
         (A)      DEFINED.                                                9
         (B)      ACCELERATING EVENT.                                     9
6.       NONEXCLUSIVITY OF EXECUTIVE'S RIGHTS.                            9
7.       CONFIDENTIAL INFORMATION.                                       10
8.       NON-COMPETE; NON-SOLICITATION.                                  10
9.       REMEDIES FOR EXECUTIVE'S BREACH.                                11
10.      DISPUTE RESOLUTION.                                             12
11.      NO CONFLICTING OBLIGATIONS OF EXECUTIVE.                        12
12.      INDEMNITY OF EXECUTIVE.                                         12
13.      SUCCESSORS.                                                     12
14.      MISCELLANEOUS.                                                  13

                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT (the "Agreement"), dated as of October 27, 1999 between BRADLEY A. WEBER, an individual (the "Executive"), and INTERACTIVE TELECOM NETWORK, INC. ("ITN"), a California corporation, recites and provides as follows:

         WHEREAS, the Board of Directors of ITN (the "Board") desires that ITN retain the services of the Executive, and the Executive desires to remain employed with ITN, all on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, ITN and the Executive agree as follows:

         1. EMPLOYMENT PERIOD. ITN hereby agrees to employ the Executive, and the Executive hereby agrees to accept employment by ITN, in accordance with the terms and provisions of this Agreement, for the period commencing on the date of this Agreement (the "Effective Date") and ending at midnight on March 31, 2003 (the "Employment Period").

         2. TERMS OF EMPLOYMENT.

                  (A)      POSITION AND DUTIES.

                  (i) During the Employment Period, the Executive shall serve as Chief Operating Officer of ITN and shall have such authority and perform such executive duties as are commensurate with that position, including, but not limited to, current management responsibility for ITN, Interactive Gallery, Inc. and Card Transactions, Inc. The Executive's services shall be performed at ITN's headquarters in Sherman Oaks, California.

                  (ii) During the Employment Period, and excluding any periods of vacation and leave to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during normal business hours to the business and affairs of ITN and, to the extent necessary to discharge the duties assigned to the Executive hereunder, to use the Executive's reasonable efforts to perform faithfully such responsibilities. During the Employment Period it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic, charitable, and professional association boards or committees,
(B) deliver lectures or fulfill speaking engagements and (C) manage personal investments, so long as such activities do not materially interfere with the performance of the Executive's responsibilities as an employee of ITN in accordance with this Agreement.

                  (B)      COMPENSATION.

                  (i) Base Salary. During the Employment Period, the Executive shall receive a base salary ("Annual Base Salary"), which shall be paid in equal installments on a semi-monthly basis, at the annual rate of not less than One Hundred Fifteen Thousand Dollars ($115,000) per year for calendar year 1999. During the Employment Period, the Annual Base Salary shall be reviewed at least annually by the Compensation Committee of the Board of Directors of New Frontier Media, Inc. ("NOOF"). Any increase in Annual Base Salary shall not serve to limit or reduce any other obligation to the Executive under this Agreement. Annual Base Salary shall not be reduced and the term "Annual Base Salary" as used in this Agreement shall mean the Annual Base Salary as so increased. The Executive's Annual Base Salary shall not be less than the base salary paid to any other executive of ITN or NOOF during the term of this Agreement.

                  (ii) Short-Term Incentive Bonus. In addition to Annual Base Salary, the Executive shall participate in an annual incentive bonus plan. Such plan shall provide the Executive with the opportunity to earn a bonus based on satisfaction of performance criteria of EBITDA for NOOF as set out below.

EBITDA of Annual Base Salary               Bonus Percentage
----------------------------               -----------------
At least $1,000,000                             30%
At least $2,000,000                             50%
At least $4,000,000                            100%

The bonus percentage for EBITDA performance between the levels stated above will be prorated. The bonus payable pursuant to this Section 2(B)(ii) for any fiscal year shall be paid to the Executive no later than the 30th day following the issuance of the audited financial statements of NOOF for such year. Notwithstanding the foregoing, the Executive shall earn a commission, payable monthly, in advance, equal to .3% of the first $22,000,000 of revenues earned by Interactive Gallery, Inc. (or $5,500 per month). Any amounts paid to Executive in respect of such commission shall be applied against, and reduce on a dollar-for-dollar basis, any bonus payable to the Executive based on EBITDA performance under the second sentence of this subparagraph 2(B)(ii). The first full annual period shall be April 1, 2000 to March 31, 2001 and there shall be a prorated partial period from the date hereof to March 31, 2000.

                  (iii) Long-Term Incentives. During the Employment Period, the Executive shall be entitled to participate in long-term incentive plans and programs applicable generally to other peer executives of ITN and/or NOOF. Such participation shall commence with respect to ITN's 1999 fiscal year.

                  (iv) Savings and Retirement Plans. During the Employment Period, the Executive shall be entitled to participate in all savings and retirement plans, practices, policies and programs applicable generally to other peer executives of ITN and/or NOOF.

                  (v) Welfare Benefit Plans. During the Employment Period, the Executive and/or the Executive's family and dependents, as the case may be, shall be eligible for participation in and shall receive all benefits under all welfare benefit plans, practices, policies and programs provided by ITN and/or NOOF (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other peer executives of ITN and/or NOOF. In addition, ITN shall pay up to $10,000 per year for premiums on life insurance policies on the Executive's life.

                  (vi) Expenses. During the Employment Period, the Executive shall be entitled to receive prompt reimbursement for all employment-related expenses incurred by the Executive in accordance with the most favorable policies, practices and procedures of ITN as in effect generally from time to time after the Effective Date with respect to other peer executives of ITN and/or NOOF.

                  (vii) Fringe Benefits. During the Employment Period, the Executive and/or the Executive's family and dependents shall be entitled to fringe benefits in accordance with the most favorable plans, practices, programs and policies of ITN as in effect generally from time to time after the Effective Date with respect to other peer executives of ITN and/or NOOF.

                  (viii) Office and Support Staff. During the Employment Period, the Executive shall be entitled to retain the same office as he currently uses with the same furnishings and other appointments, and to exclusive personal secretarial and other assistance, and to facilities and equipment, at least equal to the most favorable of the foregoing provided generally from time to time after the Effective Date with respect to other peer executives of ITN and/or NOOF.

                  (ix) Vacation. During the Employment Period, the Executive shall be entitled to paid vacation in accordance with the most favorable plans, policies, programs and practices of ITN and/or NOOF as in effect generally from time to time after the Effective Date with respect to other peer executives of ITN and/or NOOF, provided that the vacation will not be not less than four (4) weeks per year. The accrued vacation of Executive of four (4) weeks prior to the date of this Agreement shall continue in effect for the term of this Agreement until used.

                  (x) Car Allowance. During the Employment Period, the Executive shall be entitled to a car allowance of at least $650 per month, in accordance with ITN's car allowance policy, in lieu of expenses associated with the operation of his automobile.

                  (xi) Employment Conditions. ITN shall take all possible efforts to maintain the general working conditions for the Executive at ITN as in existence prior to the date of this Agreement. The general working conditions include the ability of Executive to establish his own working hours, the current style of dress for employees, and other similar lifestyle matters.

         3. EARLY TERMINATION OF EMPLOYMENT.

                  (A) DEATH OR DISABILITY. The Executive's employment shall terminate automatically upon the Executive's death during the Employment Period. If ITN determines in good faith that the Disability of the Executive has occurred during the Employment Period (pursuant to the definition of disability set forth below), it may give to the Executive notice of its intention to terminate the Executive's employment. In such event, the Executive's employment with ITN shall terminate effective on the thirtieth (30th) day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the thirty (30) days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Agreement, "Disability" shall mean the absence of the Executive from the Executive's duties with ITN on a full-time basis for one hundred eighty (180) consecutive business days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by ITN or its insurers and acceptable to the Executive or the Executive's legal representative (such agreement as to acceptability not to be withheld unreasonably).

                  (B) CAUSE. ITN may terminate the Executive's employment during the Employment Period for Cause. For purposes of this Agreement, "Cause" shall mean (i) the conviction of the Executive for committing an act of fraud, embezzlement, theft or other act constituting a felony or the guilty or nolo contendere plea of the Executive to such a felony; or (ii) a material act of dishonesty or breach of trust on the part of the Executive resulting or intending to result directly or indirectly in material personal gain or enrichment at the expense of ITN.

                  (C) GOOD REASON. The Executive may terminate his employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, in the absence of the consent of the Executive, a reasonable determination by the Executive that any of the following has occurred:

                  (i) the assignment to the Executive of any duties inconsistent in any material respect with the Executive's position(including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 2(A) of this Agreement, or any other action by ITN which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated and insubstantial action not taken in bad faith and which is remedied by ITN promptly after receipt of notice thereof given by the Executive; or

                  (ii) any failure by ITN to comply with any of the provisions of this Agreement applicable to it, other than any isolated and insubstantial failure not occurring in bad faith and which is remedied promptly after notice thereof from the Executive.

                  (D) TERMINATION FOR OTHER REASONS. ITN may terminate the employment of the Executive without Cause by giving notice to the Executive at least sixty (60) days prior to the Date of Termination. The Executive may resign from his employment without Good Reason hereunder by giving notice to ITN at least sixty (60) days prior to the Date of Termination.

                  (E) NOTICE OF TERMINATION. Any termination shall be communicated by Notice of Termination to the other party. For purposes of this Agreement, a "Notice of Termination" means a notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below)is other than the date of receipt of such notice, specifies the termination date(which date shall be not more than fifteen (15) days after the giving of such notice, unless otherwise required by Section 3(f)). The failure by the Executive or ITN to set forth in the Notice of Termination any fact or circumstance shall not waive any right of the Executive or ITN hereunder or preclude the Executive or ITN from asserting such fact or circumstance in enforcing the Executive's or ITN's rights hereunder.

                  (F) DATE OF TERMINATION. "Date of Termination" shall mean (i) if the Executive's employment is terminated by ITN for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any permitted later date specified therein, as the case may be,(ii) if the Executive's employment is terminated by ITN other than for Cause or Disability or by the Executive other than for Good Reason, the Date of Termination shall be the sixtieth (60th) day following the date of receipt of the Notice of Termination or any later date specified therein, as the case maybe, and (iii) if the Executive's employment is terminated by reason of the Executive's death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be.

         4. OBLIGATIONS OF ITN UPON EARLY TERMINATION.

                  (A) ACCELERATING EVENT. As used in this Agreement, the term "Accelerating Event" shall mean any of the following: (i)the Executive's employment terminates under the circumstances described in Section 3(A), (ii) the Executive is discharged without Cause, (iii) the Executive resigns with Good Reason, or (iv) a Change in Control (as defined in Section 5(A)) occurs.

                  (B) GOOD REASON; OTHER THAN FOR CAUSE, DEATH OR DISABILITY. If, during the Employment Period, ITN shall terminate the Executive's employment other than for Cause, death or Disability or the Executive shall terminate employment for Good Reason:

                  (i) ITN shall pay to the Executive in a lump sum in cash within thirty (30) days after the Date of Termination the sum of (A) the Executive's Annual Base Salary through the Date of Termination to the extent not theretofore paid; (B) to the extent not theretofore paid, any annual bonus payable to the Executive for any prior completed fiscal year; (C) the product of
(x) the largest annual bonus paid or payable to the Executive in respect of any of the three (3) fiscal years immediately preceding the fiscal year in which the Date of Termination occurs (the "Highest Annual Bonus") and(y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365; (D) any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) to the extent not theretofore paid; and (E) any accrued vacation pay, expense reimbursement and any other entitlements accrued by the Executive under Section 2(B), to the extent not theretofore paid (the sum of the amount described in clauses (A), (B), (C), (D)and (E) shall be hereinafter referred to as the "Accrued Obligations"); and

                  (ii) ITN shall pay to the Executive in equal monthly installments beginning thirty (30) days following the Date of Termination an amount equal to the larger of (A) the sum of the Executive's Annual Base Salary and Highest Annual Bonus payable for the remaining term of this Agreement, or
(B) the sum of the Executive's Annual Base Salary and Highest Annual Bonus payable for 12 months (without duty of mitigation); and

                  (iii) If an Accelerating Event involving the Executive's termination occurs within eighteen (18) months following the date of this Agreement, ITN shall pay to the Executive an additional One Hundred Thousand Dollars ($100,000).

                  (iv) For the remainder of the Employment Period (as it would continue but for such early termination), or such longer period as any plan, program, practice or policy may provide, ITN shall continue benefits to the Executive and/or the Executive's family and dependents at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 2(B)(v) if the Executive's employment had not been terminated, in accordance with the most favorable plans, practices, programs or policies of ITN as in effect generally at any time thereafter with respect to other peer executives of ITN and their families ("Welfare Benefit Continuation"). If the Executive becomes reemployed with another employer and is eligible to receive medical or other welfare benefits under another employer-provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. For purposes of determining eligibility (but not the time of commencement of benefits), the Executive shall be considered to have remained employed until the end of the Employment Period(as it would continue but for such early termination) and to have retired on the last day of such period.

                  (C) DEATH. If the Executive's employment is terminated by reason of the Executive's death during the Employment Period, this Agreement shall terminate without further obligation to the Executive's legal representatives under this Agreement, other than for payment of Accrued Obligations (which shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within thirty (30) days of the Date of Termination) and the timely payment or provision of the Welfare Benefit Continuation.

                  (D) CAUSE; OTHER THAN FOR GOOD REASON. If the Executive's employment shall be terminated for Cause or the Executive terminates his employment without Good Reason during the Employment Period, this Agreement shall terminate without further obligations to the Executive other than the obligation to pay to the Executive the Accrued Obligations and the amount of any compensation previously deferred by the Executive, in each case to the extent theretofore unpaid, all of which shall be paid in cash within thirty (30) days of the Date of Termination.

                  (E) DISABILITY. If the Executive's employment shall be terminated by reason of the Executive's Disability during the Employment Period, this Agreement shall terminate without further obligation to the Executive, other than for payment of Accrued Obligations and the timely payment or provision of the Welfare Benefit Continuation. Accrued Obligations shall be paid to the Executive in a lump sum in cash within thirty (30) days of the Date of Termination. The Executive shall be entitled after the Disability Effective Date to receive disability and other benefits as in effect at the Disability Effective Date with respect to other peer executives of ITN and their families.

                  (F) NONDISCLOSURE TO MEDIA. After the Date of Termination or the end of Employment Period, the Executive and ITN agree that they will not discuss the Executive's employment and resignation or termination(including the terms of this Agreement) with any representatives of the media, either directly or indirectly, without the consent of the other party hereto.

         5. CHANGE IN CONTROL.

                  (A) DEFINED. For purposes of this Agreement, a "Change in Control" of ITN shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have occurred:

                  (i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Act")), becomes the "beneficial owner" (as defined in Rule 13-d under the Act) directly or indirectly, of securities representing more than fifty percent (50%) of the total voting power represented by NOOF's then outstanding voting securities; or

                  (ii) A change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of NOOF as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors of NOOF); or

                  (iii) NOOF merges or consolidates with any other corporation after which a majority of the shares of the resulting entity are not held by the shareholders of NOOF prior to the merger, or NOOF adopts, and the stockholders approve, if necessary, a plan of complete liquidation of NOOF, or NOOF sells or disposes of substantially all of its assets.

                  (B) ACCELERATING EVENT. A Change in Control shall be an Accelerating Event as defined in Section 4(A).

         6. NONEXCLUSIVITY OF EXECUTIVE'S RIGHTS. Except as provided in Sections 4(B)(iii), 4(C) and 4(E), nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by ITN or any of its affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with ITN or NOOF. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with ITN or NOOF at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

         7. CONFIDENTIAL INFORMATION.

                  (a) The Executive shall hold in a fiduciary capacity for the benefit of ITN all secret or confidential information, knowledge or data relating to ITN or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by ITN or any of its affiliated companies and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with ITN, the Executive shall not, without the prior written consent of ITN or except as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than ITN and those designated by it. In no event shall an asserted violation of the provisions of this Section 7 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

                  (b) All records, files, memoranda, reports, price lists, customer lists, drawings, designs, proposals, plans, sketches, documents, computer programs, CAD systems, CAM systems, disks, computer printouts and the like (together with all copies thereof) relating to the business of ITN, which Executive shall use or prepare or otherwise have in his possession in the course of, or as a result of, his employment hereunder shall, as between the parties hereto, remain the sole property of ITN. Executive shall use such materials solely for the benefit of ITN and shall not divulge any such materials other than in furtherance of ITN's interests. Executive hereby agrees that he will return all such materials, including copies, to ITN upon demand, or upon the cessation of his employment.

                  (c) Any termination of the Executive's employment hereunder or of this Agreement shall have no effect on the continuing operation of this
Section 7.

         8. NON-COMPETE; NON-SOLICITATION.

                  (a) Except as is set forth below, for a period commencing on the Effective Date hereof and ending on the first anniversary of the date the Executive ceases to be employed by ITN or Interactive Gallery, Inc.'s (the "Non-Competition Period"), the Executive shall not, directly or indirectly, either for himself or any other person, own, manage, control, materially participate in, invest in, permit his name to be used by, act as consultant or advisor to, render material services for (alone or in association with any person, firm, corporation or other business organization) or otherwise assist in any manner any business which is a competitor of a substantial portion of ITN's or Interactive Gallery, Inc.'s business at the date the Executive ceases to be employed by ITN (collectively, a "Competitor"); provided, however, that the restrictions set forth above shall immediately terminate and shall be of no further force or effect (i) in the event of a default by ITN of the performance of any of the obligations hereunder, which default is not cured within ten (10) days after notice thereof, or (ii) if the Executive's employment has been terminated by ITN other than for Cause, or (iii) if the Executive resigns for Good Reason provided that the Executive gives written notice to ITN whenever during the Non-Competition Period that he desires to accept employment with a Competitor; and that the payment specified in Section 4(B)(ii) hereof shall be mitigated by the amount of salary and pro rata target bonus payable to the Executive by the Competitor based on the Executive's initial terms of employment and attributable to employment during the Non- Competition Period. Nothing herein shall prohibit the Executive from being a passive owner of not more than five percent (5%) of the equity securities of an enterprise engaged in such business which is publicly traded, so long as he has no active participation in the business of such enterprise.

                  (b) During the Non-Competition Period, the Executive shall not, directly or indirectly, (i) induce or attempt to induce or aid others in inducing an employee of ITN to leave the employ of ITN, or in any way interfere with the relationship between ITN and an employee of ITN except in the proper exercise of the Executive's authority, or (ii) in any way interfere with the relationship between ITN and any customer, supplier, licensee or other business relation of ITN.

                  (c) If, at the time of enforcement of this Section 8, a court shall hold that the duration, scope, area or other restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope, area or other restrictions reasonable under such circumstances shall be substituted for the stated duration, scope, area or other restrictions.

                  (d) The covenants made in this Section 8 shall be construed as an agreement independent of any other provisions of this Agreement, and shall survive the termination of this Agreement. Moreover, the existence of any claim or cause of action of the Executive against ITN or any of its affiliates, whether or not predicated upon the terms of this Agreement, shall not constitute a defense to the enforcement of these covenants.

         9. REMEDIES FOR EXECUTIVE'S BREACH. In the event Executive violates any provision of Sections 7 or 8 and such violation continues after notice thereof to the Executive and the expiration of a reasonable opportunity to cure, then ITN may thereafter terminate the payment of any post-termination benefits hereunder, and ITN will have no further obligation to Executive under this Agreement. The parties acknowledge that any violation of Section 7 or 8 can cause substantial and irreparable harm to ITN. Therefore, ITN shall be entitled to pursue any and all legal and equitable remedies, including but not limited to any injunctions.

         10. DISPUTE RESOLUTION. Any dispute or controversy arising under or in connection with this Agreement shall be settled by binding arbitration, which shall be the sole and exclusive method of resolving any questions, claims or other matters arising under this Agreement or any claim that ITN has in any way violated the non-discrimination and/or other provisions of Title VII of the Civil Rights Act of 1964, as amended; the Age Discrimination in Employment Act of 1967, as amended; the Americans with Disabilities Act; the Family and Medical Leave Act; the Employee Retirement Income Security Act of 1974, as amended; and, in general, any federal law or the law of the State of California. Such proceeding shall be conducted by final and binding arbitration before a panel of one or more arbitrators under the administration of the American Arbitration Association, and in a location mutually agreed to by the Executive and ITN. The Federal and State courts located in the United States of America are hereby given jurisdiction to render judgment upon, and to enforce, each arbitration award, and the parties hereby expressly consent and submit to the jurisdiction of such courts. Notwithstanding the foregoing, in the event that a violation of the Agreement would cause irreparable injury, ITN and the Executive agree that in addition to the other rights and remedies provided in this Agreement (and without waiving their rights to have all other matters arbitrated as provided above) the other party may immediately take judicial action to obtain injunctive relief.

         11. NO CONFLICTING OBLIGATIONS OF EXECUTIVE. Executive represents and warrants that he is not subject to any duties or restrictions under any prior agreement with any previous employer or other person, and that he has no rights or obligations except as previously disclosed to ITN or NOOF which may conflict with the interests of ITN or with the performance of the Executive's duties and obligations under this Agreement. Executive agrees to notify ITN immediately if any such conflicts occur in the future.

         12. INDEMNITY OF EXECUTIVE. ITN shall indemnify and defend the Executive against all claims relating to the performance of his duties hereunder to the fullest extent permitted by ITN's Articles of Incorporation and Bylaws, the relevant provisions of which shall not be amended in their application to the Executive to be any less favorable to him than as at present, except as required by applicable law.

         13. SUCCESSORS.

                  (a) This Agreement is personal to the Executive and without the prior consent of ITN shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

                  (b) This Agreement shall inure to the benefit of and be binding upon ITN and its successors and assigns.

                  (c) ITN will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of ITN to assume expressly and agree to perform this Agreement in the same manner and to the same extent that ITN would be required to perform it if no such succession had taken place. As used in this Agreement, "ITN" shall mean ITN as herein before defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

         14. MISCELLANEOUS.

                  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement contains the full and complete understanding between the parties hereto and supersedes all prior understandings, whether written or oral pertaining to the subject matter hereof. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                  (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, or by telecopier, or by courier to such address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

                  (c) In the event of a dispute arising out of this Agreement, any party receiving any monetary or injunctive remedy, whether at law or in equity, which is final and not subject to appeal shall be entitled to its reasonable attorneys' fees and costs incurred with respect to obtaining such remedy from the other party.

                  (d) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (e) ITN may withhold from any amounts payable under this Agreement such Federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                  (f) The Executive's or ITN's failure to insist upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Executive or ITN may have hereunder, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

                 IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, ITN has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

                                    COMPANY:

                                    INTERACTIVE TELECOM NETWORK, INC.

                                    By /s/ Edward Bonn
                                       ---------------------
                                       President

                                    EXECUTIVE:

                                    /s/ Bradley A. Weber
                                    ------------------------
                                    Bradley A. Weber

                                                                   EXHIBIT 10.17

--------------------------------------------------------------------------------

                              EMPLOYMENT AGREEMENT

                                     BETWEEN

                                 EDWARD J. BONN

                                       AND

                        INTERACTIVE TELECOM NETWORK, INC.

 -------------------------------------------------------------------------------

                                                            October 27, 1999

TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

1.  EMPLOYMENT PERIOD..........................................................1
2.  TERMS OF EMPLOYMENT........................................................1
    (A)      POSITION AND DUTIES...............................................1
    (B)      COMPENSATION......................................................2
3.  EARLY TERMINATION OF EMPLOYMENT............................................4
    (A)      DEATH OR DISABILITY. .............................................4
    (B)      CAUSE.............................................................4
    (C)      GOOD REASON.......................................................4
    (D)      TERMINATION FOR OTHER REASONS.....................................5
    (E)      NOTICE OF TERMINATION.............................................5
    (F)      DATE OF TERMINATION. .............................................5
4.  OBLIGATIONS OF ITN UPON EARLY TERMINATION..................................5
    (A)      ACCELERATING EVENT................................................5
    (B)      GOOD REASON; OTHER THAN FOR CAUSE, DEATH OR
             DISABILITY........................................................6
    (C)      DEATH.............................................................7
    (D)      CAUSE; OTHER THAN FOR GOOD REASON.................................7
    (E)      DISABILITY........................................................7
    (F)      NONDISCLOSURE TO MEDIA............................................7
5.  CHANGE IN CONTROL..........................................................8
    (A)      DEFINED...........................................................8
    (B)      ACCELERATING EVENT................................................8
6.  NONEXCLUSIVITY OF EXECUTIVE'S RIGHTS.......................................8
7.  CONFIDENTIAL INFORMATION...................................................9
8.  NON-COMPETE; NON-SOLICITATION..............................................9
9.  REMEDIES FOR EXECUTIVE'S BREACH...........................................10
10. DISPUTE RESOLUTION........................................................11
11. NO CONFLICTING OBLIGATIONS OF EXECUTIVE...................................11
12. INDEMNITY OF EXECUTIVE....................................................11
13. SUCCESSORS................................................................11
14. MISCELLANEOUS.............................................................12

                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT (the "Agreement"), dated as of October 27, 1999 between EDWARD J. BONN, an individual (the "Executive"), and INTERACTIVE TELECOM NETWORK, INC. ("ITN"), a California corporation, recites and provides as follows:

         WHEREAS, the Board of Directors of ITN (the "Board") desires that ITN retain the services of the Executive, and the Executive desires to remain employed with ITN, all on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, ITN and the Executive agree as follows:

         1. EMPLOYMENT PERIOD. ITN hereby agrees to employ the Executive, and the Executive hereby agrees to accept employment by ITN, in accordance with the terms and provisions of this Agreement, for the period commencing on the date of this Agreement (the "Effective Date") and ending at midnight on March 31, 2003 (the "Employment Period").

         2.       TERMS OF EMPLOYMENT.

                  (A) POSITION AND DUTIES.

                  (i) During the Employment Period, the Executive shall serve as Chairman of the Board of ITN and shall have such authority and perform such executive duties as are commensurate with that position.

                  (ii) During the Employment Period, and excluding any periods of vacation and leave to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during normal business hours to the business and affairs of ITN and, to the extent necessary to discharge the duties assigned to the Executive hereunder, to use the Executive's reasonable efforts to perform faithfully such responsibilities. During the Employment Period it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic, charitable, and professional association boards or committees,
(B) deliver lectures or fulfill speaking engagements and (C) manage personal investments, (including management of the entities set out on the attached Schedule "I") so long as such activities do not materially interfere with the performance of the Executive's responsibilities as an employee of ITN in accordance with this Agreement.

                  (B) COMPENSATION

                  (i) Base Salary. During the Employment Period, the Executive shall receive a base salary ("Annual Base Salary"), which shall be paid in equal installments on a bi-weekly basis, at the annual rate of not less than One Hundred Fifteen Thousand Dollars ($115,000) per year for calendar year 1999, One Hundred Thirty Thousand Dollars ($130,000) for calendar year 2000, and One Hundred Fifty Thousand Dollars ($150,000) for calendar year 2001 and One Hundred Seventy Five Thousand Dollars ($175,000) for calendar years 2002 and 2003. During the Employment Period, the Annual Base Salary shall be reviewed at least annually by the Compensation Committee of the Board of Directors of New Frontier Media, Inc. ("NOOF"). Any increase in Annual Base Salary shall not serve to limit or reduce any other obligation to the Executive under this Agreement. Annual Base Salary shall not be reduced and the term "Annual Base Salary" as used in this Agreement shall mean the Annual Base Salary as so increased. The Executive's Annual Base Salary shall not be less than the base salary paid to any other executive of ITN or NOOF during the term of this Agreement.

                  (ii) Short-Term Incentive Bonus. In addition to Annual Base Salary, the Executive shall participate in an annual incentive bonus plan. Such plan shall provide the Executive with the opportunity to earn a bonus based on satisfaction of performance criteria of EBITDA for NOOF as set out below.

                   Bonus Percentage
             EBITDA of Annual Base Salary
             ----------------------------
                  At least $1,000,000                        30%
                  At least $2,000,000                        50%
                  At least $4,000,000                       100%

The bonus percentage for EBITDA performance between the levels stated above will be prorated. The bonus payable pursuant to this Section 2(B)(ii) for any fiscal year shall be paid to the Executive no later than the 30th day following the issuance of the audited financial statements of NOOF for such year. The first full annual period shall be April 1, 2000, to March 31, 2001 and there shall be a prorated partial period from the date hereof to March 31, 2000.

                  (iii) Long-Term Incentives. During the Employment Period, the Executive shall be entitled to participate in long-term incentive plans and programs applicable generally to other peer executives of ITN and/or NOOF. Such participation shall commence with respect to ITN's 1999 fiscal year.

                  (iv) Savings and Retirement Plans. During the Employment Period, the Executive shall be entitled to participate in all savings and retirement plans, practices, policies and programs applicable generally to other peer executives of ITN and/or NOOF.

                  (v) Welfare Benefit Plans. During the Employment Period, the Executive and/or the Executive's family and dependents, as the case may be, shall be eligible for participation in and shall receive all benefits under all welfare benefit plans, practices, policies and programs provided by ITN and/or NOOF (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other peer executives of ITN. In addition, ITN shall pay up to $10,000 per year for premiums on life insurance policies on the Executive's life.

                  (vi) Expenses. During the Employment Period, the Executive shall be entitled to receive prompt reimbursement for all employment-related expenses incurred by the Executive in accordance with the most favorable policies, practices and procedures of ITN as in effect generally from time to time after the Effective Date with respect to other peer executives of ITN and/or NOOF.

                  (vii) Fringe Benefits. During the Employment Period, the Executive and/or the Executive's family and dependents shall be entitled to fringe benefits in accordance with the most favorable plans, practices, programs and policies of ITN as in effect generally from time to time after the Effective Date with respect to other peer executives of ITN and/or NOOF.

                  (viii) Office and Support Staff. During the Employment Period, the Executive shall be entitled to retain the same office as he currently uses with the same furnishings and other appointments, and to exclusive personal secretarial and other assistance, and to facilities and equipment, at least equal to the most favorable of the foregoing provided generally from time to time after the Effective Date with respect to other peer executives of ITN and/or NOOF.

                  (ix) Vacation. During the Employment Period, the Executive shall be entitled to paid vacation in accordance with the most favorable plans, policies, programs and practices of ITN and/or NOOF as in effect generally from time to time after the Effective Date with respect to other peer executives of ITN and/or NOOF, provided that the vacation will not be not less than four
(4)weeks per year. The accrued vacation of Executive of four (4) weeks prior to the date of this Agreement shall continue in effect for the term of this Agreement until used.

                  (x) Car Allowance. During the Employment Period, the Executive shall be entitled to a car allowance of at least $650 per month, in accordance with ITN's car allowance policy, in lieu of expenses associated with the operation of his automobile.

                  (xi) Employment Conditions. ITN shall take all possible efforts to maintain the general working conditions for the Executive at ITN as in existence prior to the date of this Agreement. The general working conditions include the ability of Executive to establish his own working hours, the current style of dress for employees, and other similar lifestyle matters.

         3. EARLY TERMINATION OF EMPLOYMENT.

                  (A) DEATH OR DISABILITY. The Executive's employment shall terminate automatically upon the Executive's death during the Employment Period. If ITN determines in good faith that the Disability of the Executive has occurred during the Employment Period (pursuant to the definition of disability set forth below), it may give to the Executive notice of its intention to terminate the Executive's employment. In such event, the Executive's employment with ITN shall terminate effective on the thirtieth (30th) day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the thirty (30) days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Agreement, "Disability" shall mean the absence of the Executive from the Executive's duties with ITN on a full-time basis for one hundred eighty (180) consecutive business days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by ITN or its insurers and acceptable to the Executive or the Executive's legal representative (such agreement as to acceptability not to be withheld unreasonably).

                  (B) CAUSE. ITN may terminate the Executive's employment during the Employment Period for Cause. For purposes of this Agreement, "Cause" shall mean (i) the conviction of the Executive for committing an act of fraud, embezzlement, theft or other act constituting a felony or the guilty or nolo contendere plea of the Executive to such a felony; or (ii) a material act of dishonesty or breach of trust on the part of the Executive resulting or intending to result directly or indirectly in material personal gain or enrichment at the expense of ITN.

                  (C) GOOD REASON. The Executive may terminate his employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, in the absence of the consent of the Executive, a reasonable determination by the Executive that any of the following has occurred:

                  (i) the assignment to the Executive of any duties inconsistent in any material respect with the Executive's position(including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 2(A) of this Agreement, or any other action by ITN which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated and insubstantial action not taken in bad faith and which is remedied by ITN promptly after receipt of notice thereof given by the Executive; or

                  (ii) any failure by ITN to comply with any of the provisions of this Agreement applicable to it, other than any isolated and insubstantial failure not occurring in bad faith and which is remedied promptly after notice thereof from the Executive.

                  (D) TERMINATION FOR OTHER REASONS. ITN may terminate the employment of the Executive without Cause by giving notice to the Executive at least sixty (60) days prior to the Date of Termination. The Executive may resign from his employment without Good Reason hereunder by giving notice to ITN at least sixty (60) days prior to the Date of Termination.

                  (E) NOTICE OF TERMINATION. Any termination shall be communicated by Notice of Termination to the other party. For purposes of this Agreement, a "Notice of Termination" means a notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below)is other than the date of receipt of such notice, specifies the termination date(which date shall be not more than fifteen (15) days after the giving of such notice, unless otherwise required by Section 3(f)). The failure by the Executive or ITN to set forth in the Notice of Termination any fact or circumstance shall not waive any right of the Executive or ITN hereunder or preclude the Executive or ITN from asserting such fact or circumstance in enforcing the Executive's or ITN's rights hereunder.

                  (F) DATE OF TERMINATION. "Date of Termination" shall mean (i) if the Executive's employment is terminated by ITN for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any permitted later date specified therein, as the case may be, (ii) if the Executive's employment is terminated by ITN other than for Cause or Disability or by the Executive other than for Good Reason, the Date of Termination shall be the sixtieth (60th) day following the date of receipt of the Notice of Termination or any later date specified therein, as the case maybe, and (iii) if the Executive's employment is terminated by reason of the Executive's death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be.

         4. OBLIGATIONS OF ITN UPON EARLY TERMINATION.

                  (A) ACCELERATING EVENT. As used in this Agreement, the term "Accelerating Event" shall mean any of the following: (i)the Executive's employment terminates under the circumstances described in Section 3(a), (ii) the Executive is discharged without Cause, (iii) the Executive resigns with Good Reason, or (iv) a Change in Control (as defined in Section 5(A)) occurs.

                  (B) GOOD REASON; OTHER THAN FOR CAUSE, DEATH OR DISABILITY. If, during the Employment Period, ITN shall terminate the Executive's employment other than for Cause, death or Disability or the Executive shall terminate employment for Good Reason:

                  (i) ITN shall pay to the Executive in a lump sum in cash within thirty (30) days after the Date of Termination the sum of (A) the Executive's Annual Base Salary through the Date of Termination to the extent not theretofore paid; (B) to the extent not theretofore paid, any annual bonus payable to the Executive for any prior completed fiscal year; (C) the product of
(x) the largest annual bonus paid or payable to the Executive in respect of any of the three (3) fiscal years immediately preceding the fiscal year in which the Date of Termination occurs (the "Highest Annual Bonus") and(y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365; (D) any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) to the extent not theretofore paid; and (E) any accrued vacation pay, expense reimbursement and any other entitlements accrued by the Executive under Section 2(B), to the extent not theretofore paid (the sum of the amount described in clauses (A), (B), (C), (D)and (E) shall be hereinafter referred to as the "Accrued Obligations"); and

                  (ii) ITN shall pay to the Executive in equal monthly installments beginning thirty (30) days following the Date of Termination an amount equal to the larger of (A) the sum of the Executive's Annual Base Salary and Highest Annual Bonus payable for the remaining term of this Agreement, or
(B) the sum of the Executive's Annual Base Salary and Highest Annual Bonus payable for 12 months (without duty of mitigation); and

                  (iii) If an Accelerating Event involving the Executive's termination occurs within eighteen (18) months following the date of this Agreement, ITN shall pay to the Executive an additional One Hundred Thousand Dollars ($100,000).

                  (iv) For the remainder of the Employment Period (as it would continue but for such early termination), or such longer period as any plan, program, practice or policy may provide, ITN shall continue benefits to the Executive and/or the Executive's family and dependents at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 2(B)(vi) if the Executive's employment had not been terminated, in accordance with the most favorable plans, practices, programs or policies of ITN as in effect generally at any time thereafter with respect to other peer executives of ITN and their families ("Welfare Benefit Continuation"). If the Executive becomes reemployed with another employer and is eligible to receive medical or other welfare benefits under another employer-provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. For purposes of determining eligibility (but not the time of commencement of benefits), the Executive shall be considered to have remained employed until the end of the Employment Period(as it would continue but for such early termination) and to have retired on the last day of such period.

                  (C) DEATH. If the Executive's employment is terminated by reason of the Executive's death during the Employment Period, this Agreement shall terminate without further obligation to the Executive's legal representatives under this Agreement, other than for payment of Accrued Obligations (which shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within thirty (30) days of the Date of Termination) and the timely payment or provision of the Welfare Benefit Continuation.

                  (D) CAUSE; OTHER THAN FOR GOOD REASON. If the Executive's employment shall be terminated for Cause or the Executive terminates his employment without Good Reason during the Employment Period, this Agreement shall terminate without further obligations to the Executive other than the obligation to pay to the Executive the Accrued Obligations and the amount of any compensation previously deferred by the Executive, in each case to the extent theretofore unpaid, all of which shall be paid in cash within thirty (30) days of the Date of Termination.

                  (E) DISABILITY. If the Executive's employment shall be terminated by reason of the Executive's Disability during the Employment Period, this Agreement shall terminate without further obligation to the Executive, other than for payment of Accrued Obligations and the timely payment or provision of the Welfare Benefit Continuation. Accrued Obligations shall be paid to the Executive in a lump sum in cash within thirty (30) days of the Date of Termination. The Executive shall be entitled after the Disability Effective Date to receive disability and other benefits as in effect at the Disability Effective Date with respect to other peer executives of ITN and their families.

                  (F) NONDISCLOSURE TO MEDIA. After the Date of Termination or the end of Employment Period, the Executive and ITN agree that they will not discuss the Executive's employment and resignation or termination(including the terms of this Agreement) with any representatives of the media, either directly or indirectly, without the consent of the other party hereto.

         5. CHANGE IN CONTROL.

                  (A) DEFINED. For purposes of this Agreement, a "Change in Control" of ITN shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have occurred:

                  (i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Act")), becomes the "beneficial owner" (as defined in Rule 13-d under the Act) directly or indirectly, of securities representing more than fifty percent (50%) of the total voting power represented by NOOF's then outstanding voting securities; or

                  (ii) A change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of NOOF as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors of NOOF); or

                  (iii) NOOF merges or consolidates with any other corporation after which a majority of the shares of the resulting entity are not held by the shareholders of NOOF prior to the merger, or NOOF adopts, and the stockholders approve, if necessary, a plan of complete liquidation of NOOF, or NOOF sells or disposes of substantially all of its assets.

                  (B) ACCELERATING EVENT. A Change in Control shall be an Accelerating Event as defined in Section 4(A).

         6. NONEXCLUSIVITY OF EXECUTIVE'S RIGHTS. Except as provided in Sections 4(B)(iii), 4(C) and 4(E), nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by ITN or any of its affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with ITN or NOOF. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with ITN or NOOF at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

        7. CONFIDENTIAL INFORMATION.

                  (a) The Executive shall hold in a fiduciary capacity for the benefit of ITN all secret or confidential information, knowledge or data relating to ITN or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by ITN or any of its affiliated companies and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with ITN, the Executive shall not, without the prior written consent of ITN or except as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than ITN and those designated by it. In no event shall an asserted violation of the provisions of this Section 7 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

                  (b) All records, files, memoranda, reports, price lists, customer lists, drawings, designs, proposals, plans, sketches, documents, computer programs, CAD systems, CAM systems, disks, computer printouts and the like (together with all copies thereof) relating to the business of ITN, which Executive shall use or prepare or otherwise have in his possession in the course of, or as a result of, his employment hereunder shall, as between the parties hereto, remain the sole property of ITN. Executive shall use such materials solely for the benefit of ITN and shall not divulge any such materials other than in furtherance of ITN's interests. Executive hereby agrees that he will return all such materials, including copies, to ITN upon demand, or upon the cessation of his employment.

                  (c) Any termination of the Executive's employment hereunder or of this Agreement shall have no effect on the continuing operation of this
Section 7.

         8. NON-COMPETE; NON-SOLICITATION.

                  (a) Except as is set forth below, for a period commencing on the Effective Date hereof and ending on the first anniversary of the date the Executive ceases to be employed by ITN (the "Non-Competition Period"), the Executive shall not, directly or indirectly, either for himself or any other person, own, manage, control, materially participate in, invest in, permit his name to be used by, act as consultant or advisor to, render material services for (alone or in association with any person, firm, corporation or other business organization) or otherwise assist in any manner any business which is a competitor of a substantial portion of ITN's or Interactive Gallery, Inc.'s business at the date the Executive ceases to be employed by ITN (collectively, a "Competitor"); provided, however, that the restrictions set forth above shall immediately terminate and shall be of no further force or effect (i) in the event of a default by ITN of the performance of any of the obligations hereunder, which default is not cured within ten (10) days after notice thereof, or (ii) if the Executive's employment has been terminated by ITN other than for Cause, or (iii) if the Executive resigns for Good Reason provided that the Executive gives written notice to ITN whenever during the Non-Competition Period that he desires to accept employment with a Competitor; and that the payment specified in Section 4(B)(ii) hereof shall be mitigated by the amount of salary and pro rata target bonus payable to the Executive by the Competitor based on the Executive's initial terms of employment and attributable to employment during the Non- Competition Period. Nothing herein shall prohibit the Executive from being a passive owner of not more than five percent (5%) of the equity securities of an enterprise engaged in such business which is publicly traded, so long as he has no active participation in the business of such enterprise.

                  (b) During the Non-Competition Period, the Executive shall not, directly or indirectly, (i) induce or attempt to induce or aid others in inducing an employee of ITN to leave the employ of ITN, or in any way interfere with the relationship between ITN and an employee of ITN except in the proper exercise of the Executive's authority, or (ii) in any way interfere with the relationship between ITN and any customer, supplier, licensee or other business relation of ITN.

                  (c) If, at the time of enforcement of this Section 8, a court shall hold that the duration, scope, area or other restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope, area or other restrictions reasonable under such circumstances shall be substituted for the stated duration, scope, area or other restrictions.

                  (d) The covenants made in this Section 8 shall be construed as an agreement independent of any other provisions of this Agreement, and shall survive the termination of this Agreement. Moreover, the existence of any claim or cause of action of the Executive against ITN or any of its affiliates, whether or not predicated upon the terms of this Agreement, shall not constitute a defense to the enforcement of these covenants.

         9. REMEDIES FOR EXECUTIVE'S BREACH. In the event Executive violates any provision of Sections 7 or 8 and such violation continues after notice thereof to the Executive and the expiration of a reasonable opportunity to cure, then ITN may thereafter terminate the payment of any post-termination benefits hereunder, and ITN will have no further obligation to Executive under this Agreement. The parties acknowledge that any violation of Section 7 or 8 can cause substantial and irreparable harm to ITN. Therefore, ITN shall be entitled to pursue any and all legal and equitable remedies, including but not limited to any injunctions.

         10. DISPUTE RESOLUTION. Any dispute or controversy arising under or in connection with this Agreement shall be settled by binding arbitration, which shall be the sole and exclusive method of resolving any questions, claims or other matters arising under this Agreement or any claim that ITN has in any way violated the non-discrimination and/or other provisions of Title VII of the Civil Rights Act of 1964, as amended; the Age Discrimination in Employment Act of 1967, as amended; the Americans with Disabilities Act; the Family and Medical Leave Act; the Employee Retirement Income Security Act of 1974, as amended; and, in general, any federal law or the law of the State of California. Such proceeding shall be conducted by final and binding arbitration before a panel of one or more arbitrators under the administration of the American Arbitration Association, and in a location mutually agreed to by the Executive and ITN. The Federal and State courts located in the United States of America are hereby given jurisdiction to render judgment upon, and to enforce, each arbitration award, and the parties hereby expressly consent and submit to the jurisdiction of such courts. Notwithstanding the foregoing, in the event that a violation of the Agreement would cause irreparable injury, ITN and the Executive agree that in addition to the other rights and remedies provided in this Agreement (and without waiving their rights to have all other matters arbitrated as provided above) the other party may immediately take judicial action to obtain injunctive relief.

         11. NO CONFLICTING OBLIGATIONS OF EXECUTIVE. Executive represents and warrants that he is not subject to any duties or restrictions under any prior agreement with any previous employer or other person, and that he has no rights or obligations except as previously disclosed to ITN or NOOF which may conflict with the interests of ITN or with the performance of the Executive's duties and obligations under this Agreement. Executive agrees to notify ITN immediately if any such conflicts occur in the future.

         12. INDEMNITY OF EXECUTIVE. ITN shall indemnify and defend the Executive against all claims relating to the performance of his duties hereunder to the fullest extent permitted by applicable law.

         13. SUCCESSORS.

         (a) This Agreement is personal to the Executive and without the prior consent of ITN shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

         (b) This Agreement shall inure to the benefit of and be binding upon ITN and its successors and assigns.

         (c) ITN will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of ITN to assume expressly and agree to perform this Agreement in the same manner and to the same extent that ITN would be required to perform it if no such succession had taken place. As used in this Agreement, "ITN" shall mean ITN as herein before defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

         14. MISCELLANEOUS.

         (a) This Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement contains the full and complete understanding between the parties hereto and supersedes all prior understandings, whether written or oral pertaining to the subject matter hereof. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

         (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, or by telecopier, or by courier to such address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

         (c) In the event of a dispute arising out of this Agreement, any party receiving any monetary or injunctive remedy, whether at law or in equity, which is final and not subject to appeal shall be entitled to its reasonable attorneys' fees and costs incurred with respect to obtaining such remedy from the other party.

         (d) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

         (e) ITN may withhold from any amounts payable under this Agreement such Federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

         (f) The Executive's or ITN's failure to insist upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Executive or ITN may have hereunder, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

        IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, ITN has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

                                    COMPANY:
                                    INTERACTIVE TELECOM NETWORK, INC.

                                    By /s/ Bradley Weber
                                       -----------------------
                                       Chief Operating Officer

                                    EXECUTIVE:

                                    /s/ Edward J. Bonn
                                    ---------------------------
                                    Edward J. Bonn

                                  SCHEDULE "1"

                           LIST OF AFFILIATED ENTITIES

                               Net Marketing, N.V.
                              Net Play Media, Inc.
                            Response Telemedia, Inc.
                              Regal Results, Inc.
                      Directory Assistance Services, Inc.

                                                                  EXHIBIT 10.18

 -------------------------------------------------------------------------------

                              EMPLOYMENT AGREEMENT

                                     BETWEEN

                                 KARYN L. MILLER

                                       AND

                            NEW FRONTIER MEDIA, INC.

 -------------------------------------------------------------------------------

                                                              AUGUST 1, 1999

                                TABLE OF CONTENTS

                                                                       PAGE NO.
                                                                       --------

1.       EMPLOYMENT PERIOD...............................................  1
2.       TERMS OF EMPLOYMENT.............................................  1
         A.       POSITION AND DUTIES....................................  1
         B.       COMPENSATION...........................................  1
3.       EARLY TERMINATION OF EMPLOYMENT.................................  3
         A.       DEATH OR DISABILITY....................................  3
         B.       CAUSE..................................................  3
         C.       GOOD REASON............................................  4
         D.       TERMINATION FOR OTHER REASONS..........................  4
         E.       NOTICE OF TERMINATION..................................  4
         F.       DATE OF TERMINATION....................................  4
4.       OBLIGATIONS OF NOOF UPON EARLY TERMINATION......................  5
         A.       ACCELERATING EVENT.....................................  5
         B.       GOOD REASON; OTHER THAN FOR CAUSE, DEATH OR DISABILITY.  5
         C.       DEATH..................................................  6
         D.       CAUSE; OTHER THAN FOR GOOD REASON......................  6
         E.       DISABILITY.............................................  6
         F.       NONDISCLOSURE TO MEDIA.................................  6
5.       CHANGE IN CONTROL...............................................  7
         A.       DEFINED................................................  7
         B.       ACCELERATING EVENT.....................................  7
6.       NONEXCLUSIVITY OF EXECUTIVE'S RIGHTS............................  7
7.       CONFIDENTIAL INFORMATION........................................  7
8.       NON-COMPETE; NON-SOLICITATION...................................  8
9.       REMEDIES FOR EXECUTIVE'S BREACH.................................  9
10.      DISPUTE RESOLUTION..............................................  9
11.      NO CONFLICTING OBLIGATIONS OF EXECUTIVE......................... 10
12.      INDEMNITY OF EXECUTIVE.......................................... 10
13.      SUCCESSORS...................................................... 10
14.      MISCELLANEOUS................................................... 10


                                       (i)

                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT (the "Agreement"), dated as of August 1, 1999 between KARYN L. MILLER, an individual (the "Executive"), and NEW FRONTIER MEDIA, INC. ("NOOF"), a Colorado corporation, recites and provides as follows:

         WHEREAS, the Board of Directors of NOOF (the "Board") desires that NOOF retain the services of the Executive, and the Executive desires to remain employed with NOOF, all on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, NOOF and the Executive agree as follows:

         1. EMPLOYMENT PERIOD. NOOF hereby agrees to employ the Executive, and the Executive hereby agrees to accept employment by NOOF, in accordance with the terms and provisions of this Agreement, for the period commencing on the date of this Agreement (the "Effective Date") and ending at midnight on July 31, 2002 (the "Employment Period").

         2.       TERMS OF EMPLOYMENT.

                  A.       POSITION AND DUTIES

                           (i)      During the Employment Period, the Executive
shall serve as Chief Financial Officer of NOOF and shall have such authority and perform such executive duties as are commensurate with that position.

                           (ii)     During the Employment Period, and excluding
any periods of vacation and leave to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during normal business hours to the business and affairs of NOOF and, to the extent necessary to discharge the duties assigned to the Executive hereunder, to use the Executive's reasonable efforts to perform faithfully such responsibilities. During the Employment Period it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic, charitable, and professional association boards or committees, (B) deliver lectures or fulfill speaking engagements and (C) manage personal investments, so long as such activities do not materially interfere with the performance of the Executive's responsibilities as an employee of NOOF in accordance with this Agreement.

                  B.       COMPENSATION.

                           (i)      Base Salary. During the Employment Period,
the Executive shall receive a base salary ("Annual Base Salary"), which shall be paid in equal installments on a bi-weekly basis, at the annual rate of not less than One Hundred Thousand Dollars ($100,000) per year. During the Employment Period, the Annual Base Salary shall be reviewed at least annually by the Compensation Committee of the Board of Directors of NOOF. Any increase in Annual Base Salary shall not serve to limit or reduce any other obligation to the Executive under this Agreement. Annual Base Salary shall not be reduced and the term "Annual Base Salary" as used in this Agreement shall mean the Annual Base Salary as so increased.

                           (ii)     Short-Term Incentive Bonus. In addition to
Annual Base Salary, the Executive shall participate in an annual incentive bonus plan. Such plan shall provide the Executive with the opportunity to earn a bonus based on satisfaction of performance criteria of EBITDA (i.e., earnings before interest, taxes, depreciation and amortization) of NOOF. Specifically, the Executive shall be entitled to receive a bonus equal to:

                           (a) $10,000, if NOOF=s EBITDA for any fiscal year during the Employment Period exceeds $3 million; or

                           (b) $20,000, if NOOF's EBITDA for any fiscal year during the Employment Period exceeds $5 million; or

                           (c) $50,000, if NOOF=s EBITDA for any fiscal year during the Employment Period exceeds $6 million.

         The bonus payable pursuant to this Section 2(B)(ii) for any fiscal year shall be paid to the Executive in estimated quarterly payments, with the year-end payment due no later than the 30th day following the issuance of the audited financial statements of NOOF for such year. The first full annual period shall be April 1, 2000 to March 31, 2001 and there shall be a prorated partial period from the date hereof to March 31, 2000.

                           (iii)    Long-Term Incentives. During the Employment
Period, the Executive shall be entitled to participate in long-term incentive plans and programs applicable generally to other peer executives of NOOF. Such participation shall commence with respect to NOOF's 1999 fiscal year.

                           (iv)     Savings and Retirement Plans. During the
Employment Period, the Executive shall be entitled to participate in all savings and retirement plans, practices, policies and programs applicable generally to other peer executives of NOOF, including any 401(k) plan maintained by NOOF.

                           (v)      Welfare Benefit Plans. During the Employment
Period, the Executive and/or the Executive's family and dependents, as the case may be, shall be eligible for participation in and shall receive all benefits under all welfare benefit plans, practices, policies and programs provided by NOOF (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other peer executives of NOOF.

                           (vi)     Expenses. During the Employment Period, the
Executive shall be entitled to receive prompt reimbursement for all employment-related expenses incurred by the Executive in accordance with the most favorable policies, practices and procedures of NOOF as in effect generally from time to time after the Effective Date with respect to other peer executives of NOOF.

                           (vii)    Car Allowance; Other Fringe Benefits. During
the Employment Period: (i) the Executive shall be entitled to a $400 a month car allowance; and (ii) the Executive and/or the Executive's family and dependents shall also be entitled to other fringe benefits in accordance with the most favorable plans, practices, programs and policies of NOOF as in effect generally from time to time after the Effective Date with respect to other peer executives of NOOF.

                           (viii)   Office and Support Staff. During the
Employment Period, the Executive shall be entitled to retain the same office as she currently uses with the same furnishings and other appointments, and to secretarial and other assistance, and to facilities and equipment, at least equal to the most favorable of the foregoing provided generally from time to time after the Effective Date with respect to other peer executives of NOOF.

                           (ix)     Vacation. During the Employment Period, the
Executive shall be entitled to paid vacation in accordance with the most favorable plans, policies, programs and practices of NOOF as in effect generally from time to time after the Effective Date with respect to other peer executives of NOOF, provided that the vacation will not be not less than four (4) weeks per year.

         3.       EARLY TERMINATION OF EMPLOYMENT.

                  A. DEATH OR DISABILITY. The Executive's employment shall terminate automatically upon the Executive's death during the Employment Period. If NOOF determines in good faith that the Disability of the Executive has occurred during the Employment Period (pursuant to the definition of disability set forth below), it may give to the Executive notice of its intention to terminate the Executive's employment. In such event, the Executive's employment with NOOF shall terminate effective on the thirtieth (30th) day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the thirty (30) days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Agreement, "Disability" shall mean the absence of the Executive from the Executive's duties with NOOF on a full-time basis for one hundred eighty (180) consecutive business days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by NOOF or its insurers and acceptable to the Executive or the Executive's legal representative (such agreement as to acceptability not to be withheld unreasonably).

                  B. CAUSE. NOOF may terminate the Executive's employment during the Employment Period for Cause. For purposes of this Agreement, "Cause" shall mean (i) the conviction of the Executive for committing an act of fraud, embezzlement, theft or other act constituting a felony or the guilty or nolo contendere plea of the Executive to such a felony; (ii) a material act of dishonesty or breach of trust on the part of the Executive resulting or intending to result directly or indirectly in material personal gain or enrichment at the expense of NOOF; or (iii) Executive's continuing, repeated, willful failure or refusal to perform her duties required by this Agreement, provided that Executive shall have first received written notice from NOOF stating with specificity the nature of such failure and refusal and affording Executive an opportunity, as soon as practicable, to correct the acts or omissions complained of.

                  C. GOOD REASON. The Executive may terminate her employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, in the absence of the consent of the Executive, a reasonable determination by the Executive that any of the following has occurred:

                           (i)      the assignment to the Executive of any
duties inconsistent in any material respect with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 2(A) of this Agreement, or any other action by NOOF which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated and insubstantial action not taken in bad faith and which is remedied by NOOF promptly after receipt of notice thereof given by the Executive; or

                           (ii)     any failure by NOOF to comply with any of
the provisions of this Agreement applicable to it, other than any isolated and insubstantial failure not occurring in bad faith and which is remedied promptly after notice thereof from the Executive.

                  D. TERMINATION FOR OTHER REASONS. NOOF may terminate the employment of the Executive without Cause by giving notice to the Executive at least sixty (60) days prior to the Date of Termination. The Executive may resign from her employment without Good Reason hereunder by giving notice to NOOF at least sixty (60) days prior to the Date of Termination.

                  E. NOTICE OF TERMINATION. Any termination shall be communicated by Notice of Termination to the other party. For purposes of this Agreement, a "Notice of Termination" means a notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below)is other than the date of receipt of such notice, specifies the termination date(which date shall be not more than fifteen (15) days after the giving of such notice, unless otherwise required by Section 3(F)). The failure by the Executive or NOOF to set forth in the Notice of Termination any fact or circumstance shall not waive any right of the Executive or NOOF hereunder or preclude the Executive or NOOF from asserting such fact or circumstance in enforcing the Executive's or NOOF's rights hereunder.

                  F. DATE OF TERMINATION. "Date of Termination" shall mean (i) if the Executive's employment is terminated by NOOF for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any permitted later date specified therein, as the case may be,(ii) if the Executive's employment is terminated by NOOF other than for Cause or Disability or by the Executive other than for Good Reason, the Date of Termination shall be the sixtieth (60th) day following the date of receipt of the Notice of Termination or any later date specified therein, as the case maybe, and (iii) if the Executive's employment is terminated by reason of the Executive's death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be.

         4.       OBLIGATIONS OF NOOF UPON EARLY TERMINATION.

                  A. ACCELERATING EVENT. As used in this Agreement, the term "Accelerating Event" shall mean any of the following: (i)the Executive's employment terminates under the circumstances described in Section 3(A), (ii) the Executive is discharged without Cause, (iii) the Executive resigns with Good Reason, or (iv) a Change in Control (as defined in Section 5(A)) occurs.

                  B. GOOD REASON; OTHER THAN FOR CAUSE, DEATH OR DISABILITY. If, during the Employment Period, NOOF shall terminate the Executive's employment other than for Cause, death or Disability or the Executive shall terminate employment for Good Reason:

                           (i)      NOOF shall pay to the Executive in a lump
sum in cash within thirty (30) days after the Date of Termination the sum of (A) the Executive's Annual Base Salary through the Date of Termination to the extent not theretofore paid; (B) to the extent not theretofore paid, any annual bonus payable to the Executive for any prior completed fiscal year; (C) the product of
(x) the largest annual bonus paid or payable to the Executive in respect of any of the three (3) fiscal years immediately preceding the fiscal year in which the Date of Termination occurs (the "Highest Annual Bonus") and(y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365; (D) any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) to the extent not theretofore paid; and (E) any accrued vacation pay, expense reimbursement and any other entitlements accrued by the Executive under Section 2(B), to the extent not theretofore paid (the sum of the amount described in clauses (A), (B), (C), (D)and (E) shall be hereinafter referred to as the "Accrued Obligations"); and

                           (ii)     NOOF shall pay to the Executive in equal
monthly installments beginning thirty (30) days following the Date of Termination an amount equal to the larger of (A) the sum of the Executive's Annual Base Salary and Highest Annual Bonus payable for the remaining term of this Agreement, or (B) the sum of the Executive's Annual Base Salary and Highest Annual Bonus payable for 12 months (without duty of mitigation); and

                           (iii)    If an Accelerating Event involving the
Executive's termination occurs within eighteen (18) months following the date of this Agreement, NOOF shall pay to the Executive an additional One Hundred Thousand Dollars ($100,000).

                           (iv)     For the remainder of the Employment Period
(as it would continue but for such early termination), or such longer period as any plan, program, practice or policy may provide, NOOF shall continue benefits to the Executive and/or the Executive's family and dependents at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 2(B)(vi) if the Executive's employment had not been terminated, in accordance with the most favorable plans, practices, programs or policies of NOOF as in effect generally at any time thereafter with respect to other peer executives of NOOF and their families ("Welfare Benefit Continuation"). If the Executive becomes reemployed with another employer and is eligible to receive medical or other welfare benefits under another employer-provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. For purposes of determining eligibility (but not the time of commencement of benefits), the Executive shall be considered to have remained employed until the end of the Employment Period(as it would continue but for such early termination) and to have retired on the last day of such period.

                  C. DEATH. If the Executive's employment is terminated by reason of the Executive's death during the Employment Period, this Agreement shall terminate without further obligation to the Executive's legal representatives under this Agreement, other than for payment of Accrued Obligations (which shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within thirty (30) days of the Date of Termination) and the timely payment or provision of the Welfare Benefit Continuation.

                  D. CAUSE; OTHER THAN FOR GOOD REASON. If the Executive's employment shall be terminated for Cause or the Executive terminates her employment without Good Reason during the Employment Period, this Agreement shall terminate without further obligations to the Executive other than the obligation to pay to the Executive the Accrued Obligations and the amount of any compensation previously deferred by the Executive, in each case to the extent theretofore unpaid, all of which shall be paid in cash within thirty (30) days of the Date of Termination.

                  E. DISABILITY. If the Executive's employment shall be terminated by reason of the Executive's Disability during the Employment Period, this Agreement shall terminate without further obligation to the Executive, other than for payment of Accrued Obligations and the timely payment or provision of the Welfare Benefit Continuation. Accrued Obligations shall be paid to the Executive in a lump sum in cash within thirty (30) days of the Date of Termination. The Executive shall be entitled after the Disability Effective Date to receive disability and other benefits as in effect at the Disability Effective Date with respect to other peer executives of NOOF and their families.

                  F. NONDISCLOSURE TO MEDIA. After the Date of Termination or the end of Employment Period, the Executive and NOOF agree that they will not discuss the Executive's employment and resignation or termination(including the terms of this Agreement) with any representatives of the media, either directly or indirectly, without the consent of the other party hereto.

         5.       CHANGE IN CONTROL.

                  A. DEFINED. For purposes of this Agreement, a "Change in Control" of NOOF shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have occurred:

                           (i)      Any "person" (as such term is used in
Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Act")), becomes the "beneficial owner" (as defined in Rule 13-d under the Act) directly or indirectly, of securities representing more than fifty percent (50%) of the total voting power represented by NOOF's then outstanding voting securities; or

                           (ii)     A change in the composition of the Board, as
a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of NOOF as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors of
NOOF); or

                           (iii)    NOOF merges or consolidates with any other
corporation after which a majority of the shares of the resulting entity are not held by the shareholders of NOOF prior to the merger, or NOOF adopts, and the stockholders approve, if necessary, a plan of complete liquidation of NOOF, or NOOF sells or disposes of substantially all of its assets.

                  B. ACCELERATING EVENT. A Change in Control shall be an Accelerating Event as defined in Section 4(A).

         6. NONEXCLUSIVITY OF EXECUTIVE'S RIGHTS. Except as provided in Sections 4(B)(iii), 4(C) and 4(E), nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by NOOF or any of its affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with NOOF. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with NOOF at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

         7.       CONFIDENTIAL INFORMATION.

                           (i) The Executive shall hold in a fiduciary
capacity for the benefit of NOOF all secret or confidential information, knowledge or data relating to NOOF or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by NOOF or any of its affiliated companies and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with NOOF, the Executive shall not, without the prior written consent of NOOF or except as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than NOOF and those designated by it. In no event shall an asserted violation of the provisions of this Section 7 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

                           (ii) All records, files, memoranda, reports, price
lists, customer lists, drawings, designs, proposals, plans, sketches, documents, computer programs, CAD systems, CAM systems, disks, computer printouts and the like (together with all copies thereof) relating to the business of NOOF, which Executive shall use or prepare or otherwise have in her possession in the course of, or as a result of, her employment hereunder shall, as between the parties hereto, remain the sole property of NOOF. Executive shall use such materials solely for the benefit of NOOF and shall not divulge any such materials other than in furtherance of NOOF's interests. Executive hereby agrees that she will return all such materials, including copies, to NOOF upon demand, or upon the cessation of her employment.

                           (iii) Any termination of the Executive's employment
hereunder or of this Agreement shall have no effect on the continuing operation of this Section 7.

         8. NON-COMPETE; NON-SOLICITATION.

                           (i)      Except as is set forth below, for a period
commencing on the Effective Date hereof and ending on the first anniversary of the date the Executive ceases to be employed by NOOF (the "Non-Competition Period"), the Executive shall not, directly or indirectly, either for herself or any other person, own, manage, control, materially participate in, invest in, permit her name to be used by, act as consultant or advisor to, render material services for (alone or in association with any person, firm, corporation or other business organization) or otherwise assist in any manner any business which is a competitor of a substantial portion of NOOF's business at the date the Executive ceases to be employed by NOOF (collectively, a "Competitor"); provided, however, that the restrictions set forth above shall immediately terminate and shall be of no further force or effect (i) in the event of a default by NOOF of the performance of any of the obligations hereunder, which default is not cured within ten (10) days after notice thereof, or (ii) if the Executive's employment has been terminated by NOOF other than for Cause, or
(iii) if the Executive resigns for Good Reason provided that the Executive gives written notice to NOOF whenever during the Non-Competition Period that she desires to accept employment with a Competitor; and that the payment specified in Section 4(B)(ii) hereof shall be mitigated by the amount of salary and pro rata target bonus payable to the Executive by the Competitor based on the Executive=s initial terms of employment and attributable to employment during the Non-Competition Period. Nothing herein shall prohibit the Executive from being a passive owner of not more than five percent (5%) of the equity securities of an enterprise engaged in such business which is publicly traded, so long as she has no active participation in the business of such enterprise.

                           (ii)     During the Non-Competition Period, the
Executive shall not, directly or indirectly, (i) induce or attempt to induce or aid others in inducing an employee of NOOF to leave the employ of NOOF, or in any way interfere with the relationship between NOOF and an employee of NOOF except in the proper exercise of the Executive's authority, or (ii) in any way interfere with the relationship between NOOF and any customer, supplier, licensee or other business relation of NOOF.

                           (iii) If, at the time of enforcement of this Section
8, a court shall hold that the duration, scope, area or other restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope, area or other restrictions reasonable under such circumstances shall be substituted for the stated duration, scope, area or other restrictions.

                           (iv) The covenants made in this Section 8 shall be
construed as an agreement independent of any other provisions of this Agreement, and shall survive the termination of this Agreement. Moreover, the existence of any claim or cause of action of the Executive against NOOF or any of its affiliates, whether or not predicated upon the terms of this Agreement, shall not constitute a defense to the enforcement of these covenants.

         9. REMEDIES FOR EXECUTIVE'S BREACH. In the event Executive violates any provision of Sections 7 or 8 and such violation continues after notice thereof to the Executive and the expiration of a reasonable opportunity to cure, then NOOF may thereafter terminate the payment of any post-termination benefits hereunder, and NOOF will have no further obligation to Executive under this Agreement. The parties acknowledge that any violation of Section 7 or 8 can cause substantial and irreparable harm to NOOF. Therefore, NOOF shall be entitled to pursue any and all legal and equitable remedies, including but not limited to any injunctions.

         10. DISPUTE RESOLUTION. Any dispute or controversy arising under or in connection with this Agreement shall be settled by binding arbitration, which shall be the sole and exclusive method of resolving any questions, claims or other matters arising under this Agreement or any claim that NOOF has in any way violated the non-discrimination and/or other provisions of Title VII of the Civil Rights Act of 1964, as amended; the Age Discrimination in Employment Act of 1967, as amended; the Americans with Disabilities Act; the Family and Medical Leave Act; the Employee Retirement Income Security Act of 1974, as amended; and, in general, any federal law or the law of the State of Colorado. Such proceeding shall be conducted by final and binding arbitration before a panel of one or more arbitrators under the administration of the American Arbitration Association, and in a location mutually agreed to by the Executive and NOOF. The Federal and State courts located in the United States of America are hereby given jurisdiction to render judgment upon, and to enforce, each arbitration award, and the parties hereby expressly consent and submit to the jurisdiction of such courts. Notwithstanding the foregoing, in the event that a violation of the Agreement would cause irreparable injury, NOOF and the Executive agree that in addition to the other rights and remedies provided in this Agreement (and without waiving their rights to have all other matters arbitrated as provided above) the other party may immediately take judicial action to obtain injunctive relief.

         11. NO CONFLICTING OBLIGATIONS OF EXECUTIVE. Executive represents and warrants that she is not subject to any duties or restrictions under any prior agreement with any previous employer or other person, and that she has no rights or obligations except as previously disclosed to NOOF which may conflict with the interests of NOOF or with the performance of the Executive's duties and obligations under this Agreement. Executive agrees to notify NOOF immediately if any such conflicts occur in the future.

         12. INDEMNITY OF EXECUTIVE. NOOF shall indemnify and defend the Executive against all claims relating to the performance of her duties hereunder to the fullest extent permitted by applicable law.

         13. SUCCESSORS.

                  (1) This Agreement is personal to the Executive and without the prior consent of NOOF shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

                  (2) This Agreement shall inure to the benefit of and be binding upon NOOF and its successors and assigns

                  (3) NOOF will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of NOOF to assume expressly and agree to perform this Agreement in the same manner and to the same extent that NOOF would be required to perform it if no such succession had taken place. As used in this Agreement, "NOOF" shall mean NOOF as herein before defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

         14.      MISCELLANEOUS.

                  (1) This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement contains the full and complete understanding between the parties hereto and supersedes all prior understandings, whether written or oral pertaining to the subject matter hereof. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                  (2) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, or by telecopier, or by courier to such address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

                  (3) In the event of a dispute arising out of this Agreement, any party receiving any monetary or injunctive remedy, whether at law or in equity, which is final and not subject to appeal shall be entitled to its reasonable attorneys' fees and costs incurred with respect to obtaining such remedy from the other party.

                  (4) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (5) NOOF may withhold from any amounts payable under this Agreement such Federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                  (6) The Executive's or NOOF's failure to insist upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Executive or NOOF may have hereunder, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

         IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, NOOF has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.


                            COMPANY:

                            NEW FRONTIER MEDIA, INC.

                            By /s/ Mark Kreloff
                            ------------------------------


                            EXECUTIVE:

                                /s/ Karyn Miller
                            ------------------------------
                            Karyn Miller

                                                                  EXHIBIT 10.19
                              EMPLOYMENT AGREEMENT

COLORADO SATELLITE BROADCASTING, INC. a Colorado corporation and subsidiary of New Frontier Media, Inc. located at 5435 Airport Boulevard, Suite 100, Boulder, Colorado 80301 (hereinafter referred to as the "Employer" or "CSB"), and Ken Boenish, (hereinafter referred to as the "Employee"), in consideration of the mutual promises made herein, agree as follows:

                         ARTICLE 1. TERM OF EMPLOYMENT

Section 1.01. The Employer and Employee have agreed to enter in this contract for employment dated February 22, 1999, as follows:

Section 2.02. The Employer hereby extends and the Employee hereby accepts employment with Employer for a period of three (3) years through and including February 22, 2002, except for those provisions in Section 7.02 (c).

                 ARTICLE 2. DUTIES AND OBLIGATIONS OF EMPLOYEE

Section 2.01. Employer is in the business of broadcasting adult entertainment via satellite uplink.

Section 2.02. Employee shall be employed as Vice President of Western Region Affiliate Sales. After six (6) continuous months of employment with Employer, Employee shall become Senior Vice President of Affiliate Sales. The Employee agrees to perform all services, acts, or things necessary or advisable to fulfill his duties.

Section 2.03. Employee will generally develop and manage implementation of affiliate sales and marketing strategies to build distribution and solidify New Frontier Media, Inc. networks positioning within the marketplace. The Executive as Senior Vice President of Sales will perform specific duties as are determined from time to time by the Board of Directors of the Company, including, without limitation the following:

(a) Oversee operations within the sales department, specifically:

                  i)   Track MSO subscriber growth.
                  ii) Establish and oversee, comprehensive budget for sales department.
                  iii) Forecast short, mid, and long-term growth.
                  iv)  Set subscriber goals for all sales associates.

(b) Secure master distribution agreements with major MSOs and DTH operators.

(c) Develop presentations and proposals for sales team.

(d) Work closely with the marketing department to create new and compelling marketing materials that will support the sales effort.

(e) Interface with other department heads within the company in order to more effectively grow revenue.

(f) Direct non-technical broadband business development and distribution.

(g) Represent the company within cable organizations and functions to increase product exposure in the industry.

(h) Travel with Vice President of Sales and Regional Directors and others to meetings at large MSO division offices and key market systems.

(i) CEO and Board of Directors may assign other duties.

(j) The Executive agrees to devote his entire working time, attention and energy to the performance of the business of the Company and of any of its subsidiaries or affiliates by which he may be employed; and Executive shall not, directly or indirectly, alone or as a member of any partnership, or as an officer, director or employee of any other corporation, partnership or other organization, be actively engaged in or concerned with any other duties or pursuits which interfere with the performance of his duties hereunder, or which, even if non-interfering, may be inimical to or contrary to the best interests of the Company. Executive acknowledges that the Company intends to promote him to the position of Senior Vice President of Sales within the next six months from the date of this Agreement if certain performance criteria are met. In the performance of his duties, Executive shall comply with the policies of and be subject to the reasonable direction of the President and the Board of Directors of the Company.

(k) Performance standards: The Employee must meet the sales levels and quotas as determined by the corporate officers and/or the Board of Directors from time to time.

Section 2.04. Employee agrees that to the best of his ability and experience he will at all times loyally and conscientiously perform all of the duties and obligations required of him either expressly or implicitly by the terms of the agreement.

Section 2.05. This agreement shall not be interpreted to prohibit Employee from making passive personal investments or conducting private business affairs if his activities do not materially interfere with the services under this agreement. However, Employee shall not, directly or indirectly, acquire, hold, or retain any interest in any business competing with or similar in nature to the business of Employer.

Section 2.06. During the term of this Agreement Employee shall not, directly or indirectly either as an employee, employer, consultant, agent, principal, partner, corporate officer, director or in any other individual or representative capacity, engage or participate in any business that is in competition in any manner whatsoever with the business of Employer.

Section 2.07. (a) The parties acknowledge and agree that during the term of this Agreement and in the course of the discharge of his duties hereunder, Employee shall have access to and become acquainted with information concerning the operation of Employer, including without limitation, financial, personnel, sales, planning, customers, customer lists, and other information that is owned by Employer and regularly used in the operation of Employer's business and that this information constitutes Employer's trade secrets and confidential information.

(b) Employee agrees that he shall not disclose any such trade secrets, directly or indirectly, to any other person or use them in any way, either during the term of the agreement or any other time thereafter, except as is required in the course of his employment with Employer.

(c) Employee further agrees that all files, records, documents, equipment, and similar items relating to Employer's business, whether prepared by Employee or others, are and shall remain exclusively the property of Employer and that they shall be removed from the premises of Employer only with the express prior consent of Employer's President.

(d) Employee acknowledges, consents, and agrees that he is prohibited from competing with Employers' interests in anyway during the course of this Agreement.

Section 2.08. Employer reserves the right to terminate the contract at any time for cause. Termination for cause may occur if the Employee fails to meet his obligations under the contract. The Employer will give the Employee 14 day notice of the nature of the breech under the contract and 14 days to cure.

                       ARTICLE 3. OBLIGATIONS OF EMPLOYER

Section 3.01. Employer shall provide Employee with the compensation, incentive, benefits, and business expense reimbursement specified elsewhere in this agreement.

Section 3.02. In the discretion of the Employer, Employer shall provide Employee with an office, office equipment and supplies and other facilities and services, suitable to Employee's position and adequate for the performance of his duties.

Section 3.03. Employer shall indemnify employee for all losses sustained by Employee in direct consequence of the proper and authorized discharge of his duties on Employer's behalf.

Section 3.04. CSB is committed to Equal Employment Opportunity with the observance of the Civil Rights Act (Title VII) of 1964, as amended; the Federal Equal Pay Act of 1963, as amended; the Age of Discrimination in Employment Act of 1967, as amended; the Americans With Disabilities Act of 1990, as amended; and with all pertinent Executive Orders and regulations regarding Equal Employment Opportunity. Colorado Satellite Broadcasting Inc. will consider all qualified individuals for employment and promotional opportunities regarding race, religion, color, sex, national origin, age, height, weight, marital status, or disability. This commitment includes the areas of employment, training, placement, transfer, promotion, layoff, and recall, compensation and benefits.

Section 3.05. Corrective action: Employees with questions or concerns about any type of discrimination are encouraged to bring these issues to the attention to their immediate supervisor, the General Manager, or the President without fear of reprisal. Anyone found to be engaging in any type of unlawful discrimination will be subject to disciplinary action, up to and including employment termination.

                      ARTICLE 4. COMPENSATION OF EMPLOYEE

Section 4.01. As compensation for the services to be rendered by Employee hereunder, Employer shall pay Employee compensation as of the date of this agreement determined as follows:

(a) An annual salary of $100,000, payable bi-weekly, which will increase to $115,000 annually (also paid bi-weekly) upon the promotion to Senior Vice President of Affiliate sales. After the completion of six (6) consecutive months of employment with Employer, Executiveis salary will increase to $130,000 (also paid bi-weekly). Salary shall be subject to review and any adjustments will be made in accordance with Company polices in effect from time to time; and

(b) A quarterly commission shall be paid to the Employee for all new addressable subscribers ("Subs") added as new business via properly executed contract. Employee shall be paid a one time payment of $.06 per Sub for subscriber added to CSB in the quarter following the first actual CSB broadcast by the new affiliate to its subscribers. This will be a one time payment for addressable subscribers to which any CSB channel is available. That is, and notwithstanding any other language in this agreement, subscriptions shall not be counted cumulatively, and only one payment shall be made for each addressable subscriber added to CSB Network(s). An additional payment of $.03 per addressable subscriber shall be paid on all new subscribers above the annual Sales Goal. A committee consisting of the C.E.O., the Executive Vice President and the C.F.O. will set the Sales Goal for the calendar year 1999 by June 15, 1999 with the assistance of the Senior Vice President of Sales. The sales goal for each subsequent year will be set by January 31 of that calendar year

(c) Moving expenses shall be reimbursed per actual dollar amount expended for such move determined by receipts that the Employee agrees to provide to the Employer for this purpose but in no case shall exceed an aggregate reimbursed amount of more than $15,000.

(d) Employer shall cause to be issued to Employee on the date of this Agreement 150,000 incentive stock options at $3.00 per share to purchase NOOF common stock. 75,000 shall be vested and exercisable on February 22, 2000 the remaining 75,000 shall be vested and exercisable on February 22, 2001.

(e) Employee may further participate in any other voluntary stock option, 401k or other retirement or investing plan that Employer may offer from time to time.

Section 4.02. Employer shall have the right to deduct or withhold from the compensation due to Employee hereunder any and all sums required for federal income and social security taxes and all state or local taxes now applicable or that may be enacted and become applicable in the future.

                          ARTICLE 5. EMPLOYEE BENEFITS

Section 5.01. Employee shall be entitled to 3 weeks of annual vacation time each year to be taken in accordance with the Employee Manual in effect from time to time. Employee may be absent from his employment for vacation only at such times as Employer shall determine from time to time. Employer agrees that Employee may exercise one (1) week of vacation time in June 1999. In the event that Employee is unable for any reason to take the total amount of vacation time authorized herein during any year, he may NOT accrue that time and add it to vacation time for the following year. However, this vacation accrual policy will be controlled by the Human Resources Manual and any additional benefit supplied by that manual will apply to this contract.

Section 5.02. Employee shall be entitled to all other fringe benefits available to all other corporate employees of identical status as Employee as determined by Employer from time to time during the term of this Agreement.

                          ARTICLE 6. BUSINESS EXPENSES

Section 6.01. (a) Employer shall promptly reimburse Employee for all reasonable business expenses incurred by Employee in promoting the business of Employer, including expenditures for entertainment, gifts and travel.

(b) Each such expenditure shall be reimbursable pursuant to company policy only if Employee furnishes to Employer adequate records and other documentary evidence required by federal and State statutes and regulations issued by the appropriate taxing authorities for the substantiation of that expenditure as an income tax deduction.

Section 6.02. In the event that any expenses paid for employee or any reimbursement of expenses paid to Employee shall, on audit or other examination of Employer's income tax returns, be determined as not allowable deductions from Employer's gross income and in the further event that any such determination is acceded to by the Employer or made final by the appropriate federal or state taxing authority or a final judgment of a court of competent jurisdiction, and no appeal is taken from the judgment or the applicable period for filing notice of appeal has expired, Employee shall repay to Employer the amount of the disallowed expenses.

                      ARTICLE 7. TERMINATION OF EMPLOYMENT

Section 7.01. This agreement may not be terminated by the employee for any reason other than legal "cause" which is defined as criminal acts on the part of the Employer that have been adjudicated to be criminal acts by final judgment of a court of competent jurisdiction, and/or a material breach of the terms of this Agreement on the part of the Employer. Employer will have at its sole discretion 30 days to cure any material breach of this agreement from the date it becomes aware of any alleged breach via notice from the Employee pursuant to paragraph
8.01. Only upon the expiration of 30 days in which Employer may cure any alleged material breach of this agreement will the Employee be allowed to terminate the agreement pursuant to this paragraph 7.01.

Section 7.02. (a) The Executiveis employment hereunder may be terminated at any time upon written notice by the Company, upon the occurrence of any of the following events:

         (i)  the death of Executive;
         (ii) the determination that there is cause (as hereinafter defined) for such termination upon ten (10) dayis prior written notice to Executive.

(b) For purposes hereof, icausei shall mean but not be limited to (i) Executiveis conviction (which, through lapse of time or otherwise, is not subject to appeal) of any crime or offense involving money or other property of the Company or its subsidiaries or which constitutes a felony in the jurisdiction involved; (ii) Executiveis performance of any act or his failure to act, for which if he were prosecuted and convicted, a crime or offense involving money or property of the Company or its subsidiaries, or which would constitute a felony of the jurisdiction involved would have occurred, (iii) Executiveis breach of any of the representations, warranties or covenants set forth in this Agreement, or (iv) Executiveis failure or refusal to perform his duties required by this Agreement, and as defined by the Corporate Officers and/or the Board of Directors, provided that Executive shall have first received written notice from the Company stating with specificity the nature of such failure and refusal and affording Executive an opportunity to correct the acts or omissions complained of. Whether or not icausei shall exist in each case shall be determined by the Board of Directors of the Company in its sole discretion.

(c) In the event that the Executiveis employment is terminated by Employer as hereinabove provided, Executive will be entitled to only his accrued salary and nothing more as of the date of termination under this paragraph 7.02.

                         ARTICLE 8. GENERAL PROVISIONS

Section 8.01. Any notices to be given by either party to the other shall be in writing and may be transmitted by personal delivery of by overnight air freight prepaid with delivery confirmation requested. Next day notices shall be addressed to the Employer at 5435 Airport Boulevard, Suite 100, Boulder, Colorado 80301 and to the Employee at 4463 Pali Way, Boulder, CO 80301. Each party may change that address by written notice in accordance with this section. Notices delivered personally shall be deemed communicated as of the date of actual receipt; next day notices shall be deemed communicated as of the date of delivery.

Section 8.02. This Agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the employment of Employee by Employer, and contains all of the covenants and agreements between the parties with respect to that employment in any manner whatsoever. Each party to this agreement acknowledges that no representation, inducements, promises or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding.

Section 8.03. Any modifications of this agreement will be effective only if it is in writing signed by the party to be charged.

Section 8.04. The failure of either party to insist on strict compliance with any of the terms, covenants, or condition of this agreement by the other party shall not be deemed a waiver of that term, covenant, or condition, nor shall any waiver or relinquishment of that right or power at any one time or times be deemed a waiver or relinquishment or that right or power for all or any other times.

Section 8.05. If any provision in this agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provision shall nevertheless continue in full force without being impaired or invalidated in any way.

Section 8.06. This agreement shall be governed by and construed in accordance with the laws of Colorado. The parties hereby agree that any dispute arising under or related to this agreement shall be brought or filed exclusively in Boulder County, Colorado, where Employee submits to the jurisdiction of the 20th Judicial District of Colorado without objection.

This seven (7) page Agreement executed on this 22nd day of February, 1999, at Boulder, Colorado.

EMPLOYER:

COLORADO SATELLITE BROADCASTING

By:      /s/ Karyn Miller
         ------------------------
         Karyn Miller
         Chief Financial Officer

EMPLOYEE:

         /s/ Ken Boenish
         ------------------------
         Ken Boenish

                                                                  EXHIBIT 10.20

--------------------------------------------------------------------------------

                              EMPLOYMENT AGREEMENT

                                     BETWEEN

                                  THOMAS NYIRI

                                       AND

                            NEW FRONTIER MEDIA, INC.

--------------------------------------------------------------------------------





                                                              December 22, 1998

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----
1. Employment Period...................................................... 1
2. Terms of Employment.................................................... 1
         (a) Position and Duties.......................................... 1
         (b) Compensation................................................. 1
3. Early Termination of Employment........................................ 4
         (a) Death or Disability.......................................... 4
         (b) Cause........................................................ 4
         (c) Good Reason.................................................. 4
         (d) Termination for Other Reasons................................ 5
         (e) Notice of Termination........................................ 5
         (f) Date of Termination.......................................... 5
4. Obligations of NFM upon Early Termination.............................. 5
         (a) Accelerating Event........................................... 5
         (b) Good Reason; Other than for Cause, Death or Disability....... 5
         (c) Death........................................................ 6
         (d) Cause; Other Than for Good Reason............................ 7
         (e) Disability................................................... 7
         (f) Nondisclosure to Media....................................... 7
5. Change in Control...................................................... 7
         (a) Defined...................................................... 7
         (b) Accelerating Event........................................... 8
6. Nonexclusivity of Executive's Rights................................... 8
7. Confidential Information............................................... 8
8. Non-Compete; Non-Solicitation.......................................... 9
9. Remedies for Executive's Breach........................................ 9
10. Dispute Resolution.................................................... 10
11. No Conflicting Obligations of Executive............................... 10
12. Indemnity of Executive................................................ 10
13. Successors............................................................ 10
14. Miscellaneous......................................................... 11

                              EMPLOYMENT AGREEMENT


                  THIS EMPLOYMENT AGREEMENT (the "Agreement"), dated as of December 22, 1998 between THOMAS NYIRI, an individual (the "Executive"), and NEW FRONTIER MEDIA, INC. ("NFM"), a Colorado corporation, recites and provides as follows:

                  WHEREAS, the Board of Directors of NFM (the "Board") desires that NFM retain the services of the Executive, and the Executive desires to remain employed with NFM, all on the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, NFM and the Executive agree as follows:

                  1. EMPLOYMENT PERIOD. NFM hereby agrees to employ the Executive, and the Executive hereby agrees to accept employment by NFM, in accordance with the terms and provisions of this Agreement, for the period commencing on the date of this Agreement (the "Effective Date") and ending at midnight on December 31, 2000 (the "Employment Period").

                  2.       TERMS OF EMPLOYMENT.

                           (A)      POSITION AND DUTIES.

                                    (i)     During the Employment Period, the
Executive shall serve as Director of Technology of Colorado Satellite Broadcasting, Inc., a subsidiary of NFM and shall have such authority and perform such executive duties as are commensurate with that position. Any reference to NFM in this Agreement shall include Colorado Satellite Broadcasting, Inc. The Executive's services shall be performed at NFM's headquarters in Boulder, Colorado.

                                    (ii)    During the Employment Period, and
excluding any periods of vacation and leave to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during normal business hours to the business and affairs of NFM and, to the extent necessary to discharge the duties assigned to the Executive hereunder, to use the Executive's reasonable efforts to perform faithfully such responsibilities. During the Employment Period it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic, charitable, and professional association boards or committees, (B) deliver lectures or fulfill speaking engagements and (C) manage personal investments, so long as such activities do not materially interfere with the performance of the Executive's responsibilities as an employee of NFM in accordance with this Agreement.

                           (B)      COMPENSATION.

                                    (i)     Base Salary.  During the Employment
Period, the Executive shall receive a base salary ("Annual Base Salary"), which shall be paid in equal installments on a semi-monthly basis, at the annual rate of not less than One Hundred Thousand Dollars ($100,000) per year for calendar year 1999, and One Hundred Ten Thousand Dollars

($110,000) for calendar year 2000. During the Employment Period, the Annual Base Salary shall be reviewed at least annually by the Compensation Committee. Any increase in Annual Base Salary shall not serve to limit or reduce any other obligation to the Executive under this Agreement. Annual Base Salary shall not be reduced and the term "Annual Base Salary" as used in this Agreement shall mean the Annual Base Salary as so increased.

                                    (ii)    Short-Term Incentive Bonus. In
addition to Annual Base Salary, the Executive shall participate in an annual incentive bonus plan. Such plan shall provide the Executive with the opportunity to earn a bonus based on satisfaction of performance criteria of EBITDA for NFM as set out below.

                                                     Bonus Percentage
                    EBITDA                           of Annual Base Salary
                    ------                           ---------------------
                  At least $1,000,000                         10%

The bonus payable pursuant to this Section 2(b)(ii) for any fiscal year shall be paid to the Executive no later than the 30th day following the issuance of the audited financial statements of NFM for such year.

                                    (iii)   Long-Term Incentives: Stock Options.
The Executive shall receive a grant of nonstatutory stock options on Fifty Thousand (50,000) shares of NFM common stock. The options shall have a term of ten (10) years (subject to earlier expiration as hereinafter provided), shall have an exercise price equal to 100% of the fair market value, as of the close of trading on the date of this Agreement, of the shares of common stock subject to such stock options, and shall vest and become exercisable in [three] ([3]) equal annual installments on the first through the third anniversaries of the Effective Date; provided, however, that such stock options shall vest immediately and become exercisable in their entirety in the event that an Accelerating Event (as hereinafter defined in Section 4(a)) occurs. To the extent not previously exercised, all such stock options shall expire 90 days following the Date of Termination (as hereinafter defined in Section 3(f)); provided, however, that the Executive, or his heirs or legal representatives in the event of the Executive's death, may exercise all or any part of such stock options as were exercisable as of the close of business on the Date of Termination for a period of two (2) years following such Date of Termination in the event an Accelerating Event (as hereinafter defined in Section 4(a)) occurs. Such stock options shall include a provision for adjustment in the option price to reflect any extraordinary distribution made with respect to the common stock during the term of the options. In the event of a capital adjustment resulting from a stock dividend, stock split, reorganization, merger, consolidation, spinoff, a combination or exchange of shares or other transaction having a similar substantive effect, the number shares of stock subject to the stock options and the option price shall be equitably adjusted. Such stock options shall be evidenced by a written stock option award agreement between NFM and the Executive, the terms of which shall be agreed to by the parties in good faith as soon as practical.

                                    (vi)    Long-Term Incentives: Other. During
the Employment Period, the Executive shall be entitled to participate in long-term incentive plans and programs applicable generally to other peer executives of NFM. Such participation shall commence with respect to NFM's 1999 fiscal year.

                                    (vii)   Savings and Retirement Plans. During
the Employment Period, the Executive shall be entitled to participate in all savings and retirement plans, practices, policies and programs applicable generally to other peer executive of NFM.

                                    (viii)  Welfare Benefit Plans. During the
Employment Period, the Executive and/or the Executive's family and dependents, as the case may be, shall be eligible for participation in and shall receive all benefits under all welfare benefit plans, practices, policies and programs provided by NFM (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other peer executives of NFM.

                                    (ix)    Expenses. During the Employment
Period, the Executive shall be entitled to receive prompt reimbursement for all employment-related expenses incurred by the Executive in accordance with the most favorable policies, practices and procedures of NFM as in effect generally from time to time after the Effective Date with respect to other peer executives of NFM .

                                    (x)     Fringe Benefits. During the
Employment Period, the Executive and/or the Executive's family and dependents shall be entitled to fringe benefits in accordance with the most favorable plans, practices, programs and policies of NFM as in effect generally from time to time after the Effective Date with respect to other peer executives of NFM.

                                    (xi)    Office and Support Staff. During the
Employment Period, the Executive shall be entitled to retain the same office as he currently uses with the same furnishings and other appointments, and to exclusive personal secretarial and other assistance, and to facilities and equipment, at least equal to the most favorable of the foregoing provided generally from time to time after the Effective Date with respect to other peer executives of NFM .

                                    (xii)   Vacation. During the Employment
Period, the Executive shall be entitled to paid vacation in accordance with the most favorable plans, policies, programs and practices of NFM as in effect generally from time to time after the Effective Date with respect to other peer executives of NFM, provided that the vacation will not be not less than three
(3) weeks per year. (xiii) Car Allowance. During the Employment Period, the Executive shall be entitled to a car allowance of at least $650 per month, in accordance with NFM's car allowance policy, in lieu of expenses associated with the operation of his automobile.

                                    (xiv)   Employment Conditions. NFM shall
take all possible efforts to maintain the general working conditions for the Executive at NFM as in existence prior to the date of this Agreement. The general working conditions include the ability of Executive to establish his own working hours, the current style of dress for employees, and other similar life style matters.

                  3.       EARLY TERMINATION OF EMPLOYMENT.

                           (A)      DEATH OR DISABILITY. The Executive's
employment shall terminate automatically upon the Executive's death during the Employment Period. If NFM determines in good faith that the Disability of the Executive has occurred during the Employment Period (pursuant to the definition of disability set forth below), it may give to the Executive notice of its intention to terminate the Executive's employment. In such event, the Executive's employment with NFM shall terminate effective on the thirtieth
(30th) day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the thirty (30) days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Agreement, "Disability" shall mean the absence of the Executive from the Executive's duties with NFM on a full-time basis for one hundred eighty (180) consecutive business days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by NFM or its insurers and acceptable to the Executive or the Executive's legal representative (such agreement as to acceptability not to be withheld unreasonably).

                           (B)      CAUSE. NFM may terminate the Executive's
employment during the Employment Period for Cause. For purposes of this Agreement, "Cause" shall mean (i) the conviction of the Executive for committing an act of fraud, embezzlement, theft or other act constituting a felony or the guilty or nolo contendere plea of the Executive to such a felony; or (ii) a material act of dishonesty or breach of trust on the part of the Executive resulting or intending to result directly or indirectly in material personal gain or enrichment at the expense of NFM.

                           (C)      GOOD REASON. The Executive may terminate his
employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, in the absence of the consent of the Executive, a reasonable determination by the Executive that any of the following has occurred:

                                    (i)     the assignment to the Executive of
any duties inconsistent in any material respect with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 2(a) of this Agreement, or any other action by NFM which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated and insubstantial action not taken in bad faith and which is remedied by NFM promptly after receipt of notice thereof given by the Executive; or

                                    (ii)    any failure by NFM to comply with
any of the provisions of this Agreement applicable to it, other than any isolated and insubstantial failure not occurring in bad faith and which is remedied promptly after notice thereof from the Executive.

                           (D)      TERMINATION FOR OTHER REASONS. NFM may
terminate the employment of the Executive without Cause by giving notice to the Executive at least sixty (60) days prior to the Date of Termination. The Executive may resign from his employment without Good Reason hereunder by giving notice to NFM at least sixty
(60) days prior to the Date of Termination.

                           (E)      NOTICE OF TERMINATION. Any termination shall
be communicated by Notice of Termination to the other party. For purposes of this Agreement, a "Notice of Termination" means a notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than fifteen (15) days after the giving of such notice, unless otherwise required by Section 3(f)). The failure by the Executive or NFM to set forth in the Notice of Termination any fact or circumstance shall not waive any right of the Executive or NFM hereunder or preclude the Executive or NFM from asserting such fact or circumstance in enforcing the Executive's or NFM's rights hereunder.

                           (F)      DATE OF TERMINATION. "Date of Termination"
shall mean (i) if the Executive's employment is terminated by NFM for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any permitted later date specified therein, as the case may be,
(ii) if the Executive's employment is terminated by NFM other than for Cause or Disability or by the Executive other than for Good Reason, the Date of Termination shall be the sixtieth (60th) day following the date of receipt of the Notice of Termination or any later date specified therein, as the case may be, and (iii) if the Executive's employment is terminated by reason of the Executive's death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be.

                  4.       OBLIGATIONS OF NFM UPON EARLY TERMINATION.

                           (A)      ACCELERATING EVENT. As used in this
Agreement, the term "Accelerating Event" shall mean any of the following: (i) the Executive's employment terminates under the circumstances described in
Section 3(a), (ii) the Executive is discharged without Cause, (iii) the Executive resigns with Good Reason, or (iv) a Change in Control (as defined in Section 5(a)) occurs.

                           (B)      GOOD REASON; OTHER THAN FOR CAUSE, DEATH OR
DISABILITY. If, during the Employment Period, NFM shall terminate the Executive's employment other than for Cause, death or Disability or the Executive shall terminate employment for Good Reason:

                                    (i)     NFM shall pay to the Executive in a
lump sum in cash within thirty (30) days after the Date of Termination the sum of (A) the Executive's Annual Base Salary through the Date of Termination to the extent not theretofore paid; (B) to the extent not theretofore paid, any annual bonus payable to the Executive for any prior completed fiscal year; (C) the product of (x) the largest annual bonus paid or payable to the Executive in respect of any of the three (3) fiscal years immediately preceding the fiscal year in which the Date of Termination occurs (the "Highest Annual Bonus") and
(y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365; (D) any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) to the extent not theretofore paid; and (E) any accrued vacation pay, expense reimbursement and any other entitlements accrued by the Executive under Section 2(b), to the extent not theretofore paid (the sum of the amount described in clauses (A), (B), (C), (D) and (E) shall be hereinafter referred to as the "Accrued Obligations"); and

                                    (ii)    NFM shall pay to the Executive in
equal monthly installments beginning thirty (30) days following the Date of Termination an amount equal to the larger of (A) the sum of the Executive's Annual Base Salary and Highest Annual Bonus payable for the remaining term of this Agreement, or (B) the sum of the Executive's Annual Base Salary and Highest Annual Bonus payable for 12 months (without duty of mitigation); and

                                    (iii)   If an Accelerating Event involving
the Executive's termination occurs within twelve (12) months following the date of this Agreement, NFM shall pay to the Executive an additional One Hundred Thousand Dollars ($25,000).

                            (iv) For the remainder of the Employment Period (as
it would continue but for such early termination), or such longer period as any plan, program, practice or policy may provide, NFM shall continue benefits to the Executive and/or the Executive's family and dependents at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 2(b)(viii) if the Executive's employment had not been terminated, in accordance with the most favorable plans, practices, programs or policies of NFM as in effect generally at any time thereafter with respect to other peer executives of NFM and their families ("Welfare Benefit Continuation"). If the Executive becomes reemployed with another employer and is eligible to receive medical or other welfare benefits under another employer-provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. For purposes of determining eligibility (but not the time of commencement of benefits), the Executive shall be considered to have remained employed until the end of the Employment Period (as it would continue but for such early termination) and to have retired on the last day of such period.

                           (C)      DEATH. If the Executive's employment is
terminated by reason of the Executive's death during the Employment Period, this Agreement shall terminate without further obligation to the Executive's legal representatives under this Agreement, other than for payment of Accrued Obligations (which shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within thirty (30) days of the Date of Termination) and the timely payment or provision of the Welfare Benefit Continuation.

                           (D)      CAUSE; OTHER THAN FOR GOOD REASON. If the
Executive's employment shall be terminated for Cause or the Executive terminates his employment without Good Reason during the Employment Period, this Agreement shall terminate without further obligations to the Executive other than the obligation to pay to the Executive the Accrued Obligations and the amount of any compensation previously deferred by the Executive, in each case to the extent theretofore unpaid, all of which shall be paid in cash within thirty (30) days of the Date of Termination.

                           (E)      DISABILITY.   If the Executive's employment
shall be terminated by reason of the Executive's Disability during the Employment Period, this Agreement shall terminate without further obligation to the Executive, other than for payment of Accrued Obligations and the timely payment or provision of the Welfare Benefit Continuation. Accrued Obligations shall be paid to the Executive in a lump sum in cash within thirty (30) days of the Date of Termination. The Executive shall be entitled after the Disability Effective Date to receive disability and other benefits as in effect at the Disability Effective Date with respect to other peer executives of NFM and their families.

                           (F)      NONDISCLOSURE TO MEDIA.   After the Date of
Termination or the end of Employment Period, the Executive and NFM agree that they will not discuss the Executive's employment and resignation or termination (including the terms of this Agreement) with any representatives of the media, either directly or indirectly, without the consent of the other party hereto.

                  5.       CHANGE IN CONTROL.

                           (A)      DEFINED.   For purposes of this Agreement, a
"Change in Control" of NFM shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have occurred:

                                    (i)     Any "person" (as such term is used
in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Act")), other than [the new majority owner] or any majority-owned subsidiary of [the new majority owner] becomes the "beneficial owner" (as defined in Rule 13-d under the Act) directly or indirectly, of securities representing more than fifty percent (50%) of the total voting power represented by NFM's then outstanding voting securities; or

                                    (ii)    A change in the composition of the
Board, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of NFM as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors of
NFM); or

                                    (iii)   NFM merges or consolidates with any
other corporation after which a majority of the shares of the resulting entity are not held by the shareholders of NFM prior to the merger , or NFM adopts, and the stockholders approve, if necessary, a plan of complete liquidation of NFM, or NFM sells or disposes of substantially all of its assets.

                           (B)      ACCELERATING EVENT. A Change in Control
shall be an Accelerating Event as defined in Section 4(a).

                  6. NONEXCLUSIVITY OF EXECUTIVE'S RIGHTS. Except as provided in Sections 4(b)(iii), 4(c) and 4(e), nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by NFM or any of its affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with NFM. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with NFM at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

                  7.       CONFIDENTIAL INFORMATION.

                           (a) The Executive shall hold in a fiduciary capacity
for the benefit of NFM all secret or confidential information, knowledge or data relating to NFM or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by NFM or any of its affiliated companies and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with NFM, the Executive shall not, without the prior written consent of NFM or except as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than NFM and those designated by it. In no event shall an asserted violation of the provisions of this Section 7 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

                           (b) All records, files, memoranda, reports, price
lists, customer lists, drawings, designs, proposals, plans, sketches, documents, computer programs, CAD systems, CAM systems, disks, computer printouts and the like (together with all copies thereof) relating to the business of NFM, which Executive shall use or prepare or otherwise have in his possession in the course of, or as a result of, his employment hereunder shall, as between the parties hereto, remain the sole property of NFM. Executive shall use such materials solely for the benefit of NFM and shall not divulge any such materials other than in furtherance of NFM's interests. Executive hereby agrees that he will return all such materials, including copies, to NFM upon demand, or upon the cessation of his employment.

                           (c) Any termination of the Executive's employment
hereunder or of this Agreement shall have no effect on the continuing operation of this Section 7.

                  8.       NON-COMPETE; NON-SOLICITATION.

                           (a) Except as is set forth below, for a period
commencing on the Effective Date hereof and ending on the first anniversary of the date the Executive ceases to be employed by NFM (the "Non-Competition Period"), the Executive shall not, directly or indirectly, either for himself or any other person, own, manage, control, materially participate in, invest in, permit his name to be used by, act as consultant or advisor to, render material services for (alone or in association with any person, firm, corporation or other business organization) or otherwise assist in any manner any business which is a competitor of a substantial portion of

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

NFM's business at the date the Executive ceases to be employed by NFM (collectively, a "Competitor"); provided, however, that the restrictions set forth above shall immediately terminate and shall be of no further force or effect (i) in the event of a default by NFM of the performance of any of the obligations hereunder, which default is not cured within ten (10) days after notice thereof, or (ii) if the Executive's employment has been terminated by NFM other than for Cause, or (iii) if the Executive resigns for Good Reason provided that the Executive gives written notice to NFM whenever during the Non-Competition Period that he desires to accept employment with a Competitor; and that the payment specified in Section 4(b)(ii) hereof shall be mitigated by the amount of salary and pro rata target bonus payable to the Executive by the Competitor based on the Executive=s initial terms of employment and attributable to employment during the Non-Competition Period. Nothing herein shall prohibit the Executive from being a passive owner of not more than five percent (5%) of the equity securities of an enterprise engaged in such business which is publicly traded, so long as he has no active participation in the business of such enterprise.

                           (b) During the Non-Competition Period, the Executive
shall not, directly or indirectly, (i) induce or attempt to induce or aid others in inducing an employee of NFM to leave the employ of NFM, or in any way interfere with the relationship between NFM and an employee of NFM except in the proper exercise of the Executive's authority, or (ii) in any way interfere with the relationship between NFM and any customer, supplier, licensee or other business relation of NFM.

                           (c) If, at the time of enforcement of this Section 8,
a court shall hold that the duration, scope, area or other restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope, area or other restrictions reasonable under such circumstances shall be substituted for the stated duration, scope, area or other restrictions.

                           (d) The covenants made in this Section 8 shall be
construed as an agreement independent of any other provisions of this Agreement, and shall survive the termination of this Agreement. Moreover, the existence of any claim or cause of action of the Executive against NFM or any of its affiliates, whether or not predicated upon the terms of this Agreement, shall not constitute a defense to the enforcement of these covenants.

                  9. REMEDIES FOR EXECUTIVE'S BREACH. In the event Executive violates any provision of Sections 7 or 8 and such violation continues after notice thereof to the Executive and the expiration of a reasonable opportunity to cure, then NFM may thereafter terminate the payment of any post-termination benefits hereunder, and NFM will have no further obligation to Executive under this Agreement. The parties acknowledge that any violation of
Section 7 or 8 can cause substantial and irreparable harm to NFM. Therefore, NFM shall be entitled to pursue any and all legal and equitable remedies, including but not limited to any injunctions.

                  10. DISPUTE RESOLUTION. Any dispute or controversy arising under or in connection with this Agreement shall be settled by binding arbitration, which shall be the sole and exclusive method of resolving any questions, claims or other matters arising under this Agreement or any claim that NFM has in any way violated the non-discrimination and/or other provisions of Title VII of the Civil Rights Act of 1964, as amended; the Age Discrimination in Employment Act of 1967, as amended; the Americans with Disabilities Act; the Family and Medical Leave Act; the Employee Retirement Income Security Act of 1974, as amended; and, in general, any federal law or the law of the State of Colorado. Such proceeding shall be conducted by final and binding arbitration before a panel of one or more arbitrators under the administration of the American Arbitration Association, and in a location mutually agreed to by the Executive and NFM. The Federal and State courts located in the United States of America are hereby given jurisdiction to render judgment upon, and to enforce, each arbitration award, and the parties hereby expressly consent and submit to the jurisdiction of such courts. Notwithstanding the foregoing, in the event that a violation of the Agreement would cause irreparable injury, NFM and the Executive agree that in addition to the other rights and remedies provided in this Agreement (and without waiving their rights to have all other matters arbitrated as provided above) the other party may immediately take judicial action to obtain injunctive relief.

                  11. NO CONFLICTING OBLIGATIONS OF EXECUTIVE. Executive represents and warrants that he is not subject to any duties or restrictions under any prior agreement with any previous employer or other person, and that he has no rights or obligations except as previously disclosed to NFM which may conflict with the interests of NFM or with the performance of the Executive's duties and obligations under this Agreement. Executive agrees to notify NFM immediately if any such conflicts occur in the future.

                  12       INDEMNITY OF EXECUTIVE. NFM shall indemnify and
defend the Executive against all claims relating to the performance of his duties hereunder to the fullest extent permitted by NFM's Articles of Incorporation and Bylaws, the relevant provisions of which shall not be amended in their application to the Executive to be any less favorable to him than as at present, except as required by law.

                  13       SUCCESSORS.

                           (a) This Agreement is personal to the Executive and
without the prior consent of NFM shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

                           (b) This Agreement shall inure to the benefit of and
be binding upon NFM and its successors and assigns.

                           (c) NFM will require any successor (whether direct or
indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of NFM to assume expressly and agree to perform this Agreement in the same manner and to the same extent that NFM would be required to perform it if no such succession had taken place. As used in this Agreement, "NFM" shall mean NFM as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

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

                  14       MISCELLANEOUS.

                           (a) This Agreement shall be governed by and construed
in accordance with the laws of the State of Colorado, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                           (b) All notices and other communications hereunder
shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, or by telecopier, or by courier to such address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

                           (c) In the event of a dispute arising out of this
Agreement, any party receiving any monetary or injunctive remedy, whether at law or in equity, which is final and not subject to appeal shall be entitled to its reasonable attorneys' fees and costs incurred with respect to obtaining such remedy from the other party.

                           (d) The invalidity or unenforceability of any
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                           (e) NFM may withhold from any amounts payable under
this Agreement such Federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                           (f) The Executive's or NFM's failure to insist upon
strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Executive or NFM may have hereunder, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

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         IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, NFM has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

                                                     COMPANY:

                                                     NEW FRONTIER MEDIA, INC.



                                                     By /s/ Mark Kreloff
                                                        ------------------------
                                                               President


                                                     EXECUTIVE:

                                                     /s/ Thomas Nyiri
                                                     ---------------------
                                                     Thomas Nyiri